REDEMPTION AGREEMENT



                                  BY AND AMONG


                       WELLSFORD/WHITEHALL GROUP, L.L.C.,
                                 as the Company


                                       AND

                          THE INDIVIDUALS NAMED HEREIN
                             as the Saracen Members


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                                TABLE OF CONTENTS




ARTICLE 1 Definitions.........................................................2

ARTICLE 2 The Agreement.......................................................5

ARTICLE 3 Redemption Consideration............................................5

ARTICLE 4 The Closing.........................................................5

ARTICLE 5 Certain Effects of Redemption.......................................8

ARTICLE 6 Representations and Warranties; Covenants...........................11

ARTICLE 7 Document Deliveries.................................................18

ARTICLE 8 Miscellaneous.......................................................20

                                    EXHIBITS

Exhibit A         WASH Properties
Exhibit B         74 Turner Property
Exhibit C         Form of Redeemed Interests Assignment Agreement
Exhibit D         Form of FIRPTA Certificate
Exhibit E         Form of Assignment of Leases
Exhibit F         Form of Assignment of Contracts
Exhibit G         Form of Deed
Exhibit H         Form of Bill of Sale
Exhibit I         Form of Title Affidavit
Exhibit J         Form of Release Language

                                    SCHEDULES

Schedule I        Saracen Members' Interests
Schedule II       Non-Saracen Members
Schedule III      Section 5.2(a) Breach Damages
Schedule IV       Leases
Schedule V        Tenant Improvement Allowances; Leasing Commissions
Schedule VI       Operating Contracts
Schedule VII      Certain Payables
Schedule VIII     Operating Payables
Schedule IX       Environmental Reports
Schedule X        Additional Closing Documents and Deliveries

                                      -i-

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                              REDEMPTION AGREEMENT

     THIS REDEMPTION AGREEMENT (this "Agreement") is made and entered into this 2nd day of July, 2004, by and among Wellsford/Whitehall Group, L.L.C., a Delaware limited liability company (the "Company"), and Dominic J. Saraceno, Kurt W. Saraceno, Ingeborg E. Saraceno, Heidi A. Saraceno-Lawlor, Leas A. Saraceno, Stephen Davis, Edward Werner, Carleton G. Tarpinian, and George McLaughlin, III (each , a "Saracen Member", and collectively, the "Saracen Members").

                                    RECITALS:

     WHEREAS, each of the Saracen Members, and each of Wellsford Commercial Properties Trust, WHWEL Real Estate Limited Partnership, WXI/WWG Realty, L.L.C., W/W Group Holdings, L.L.C. and WP Commercial, L.L.C. are members of the Company and are parties to the Limited Liability Company Operating Agreement of the Company, dated as of May 28, 1999, as amended by the First Amendment thereto dated as of December 21, 2000 and as further amended by the Second Amendment thereto dated as of March 29, 2004 (as so amended, the "Operating Agreement");

     WHEREAS, each Saracen Member owns the Membership Units (as defined in the Operating Agreement) in the Company set forth on Schedule I hereto;

     WHEREAS, the Company owns, directly or indirectly, one hundred percent (100%) of the limited liability company interests in Wells Avenue Senior Holdings LLC, a Massachusetts limited liability company ("WASH");

     WHEREAS, the Company owns one hundred percent (100%) of the limited liability company interests in WWG 74 Turner LLC, a Delaware limited liability company ("74 Turner");

     WHEREAS, WASH owns the properties described in Exhibit A attached hereto (the "WASH Properties") and 74 Turner owns the property described in Exhibit B attached hereto (the "74 Turner Property");

     WHEREAS, each Saracen Member desires that the Company redeem, and the Company desires to redeem from each Saracen Member, all of such Saracen Member's Interest in exchange for the WASH Properties, the 74 Turner Property and the CVS Payment on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE 1
                                   Definitions

     1.1. Capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Operating Agreement.

     1.2. As used in this Agreement, the following terms shall the meanings set forth below:

     "74 Turner" shall have the meaning set forth in the recitals hereto.

     "74 Turner Deed" shall mean have the meaning set forth in Section 7.2(b).

     "74 Turner Property" shall mean that certain real property owned by 74 Turner and located at 74 Turner Street, Waltham, Massachusetts.

     "Agreement" shall have the meaning set forth in the preamble to this Agreement.

     "Affiliate" shall mean with respect to any Person (i) any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person, (ii) any other Person owning or controlling 10% or more of the outstanding voting securities of, or other ownership interests in, such Person, (iii) any officer, director or member of such Person and (iv) if such Person is an officer, director or member of any company, the company for which such Person acts in any such capacity. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Assignment" shall have the meaning set forth in Section 7.1(a).

     "Business Day" means any day other than Saturday, Sunday, any day that is a legal holiday in the State of New York or Massachusetts or any other day on which banking institutions in New York or Massachusetts are authorized to close.

     "Claim" shall mean any suit, action, proceeding, inquiry, investigation, demand, claim, liability, fine, penalty, lien, judgment, loss, injury, damage, expense or cost, including attorneys' and experts' fees and costs of investigation and remediation costs.

     "Closing" shall mean the delivery of the Closing Documents and the transfer of the Redeemed Interests, the WASH Properties, the 74 Turner Property and the making of the CVS Payment in accordance with the terms of this Agreement, which will occur on the Closing Date.

     "Closing Date" shall mean such date as is designated by the Saracen Members on not less than two (2) Business Days written notice, but in all events no later than July 9, 2004, as said date may be extended as provided in
     Section 4.1.

     "Closing Documents" shall mean all documents that are required to be delivered by the Company or any of the Saracen Members pursuant to the terms of this Agreement.

     "Company" shall have the meaning set forth in the preamble to this Agreement.

         "Company Parties" shall have the meaning set forth in Section 5.2(b).

     "Company's knowledge" or words of similar import, shall mean and refer only to the actual knowledge of Richard Thuma, Thomas Ferguson and Fred Arena and shall not be construed to refer to the knowledge of any other partner, beneficial owner, officer, employee or agent of the Company, nor shall such term impose any duty to investigate the matters to which such knowledge, or absence thereof, pertain. There shall be no personal liability on the part of Richard Thuma, Thomas Ferguson or Fred Arena arising out of any representations or warranties made herein or otherwise.

     "CRS Payables" shall mean the payables as to the lease from WASH to Charles River Suites, consisting of the amount of $78,133 owed to such tenant as a tenant improvement reimbursement and the amount of $53,440 which will be payable to a leasing broker upon certain conditions as to said lease being fulfilled, which later amount is not currently due and payable; provided that, if and to the extent either of the amounts actually owed for either of said two items is greater than the applicable aforesaid amount, said excess shall not be included as part of the CRS Payables unless such excess accrues and becomes due after the Closing Date.

     "CVS Payment" shall mean $200,000.

     "Definitive Agreements" shall mean this Agreement, each Assignment, the Deeds, the Lease Assignments and each resignation letter (as referred to and described in Section 7.1(b)).

     "Designee" means the entity designated by the Saracen Members to take title to the Properties pursuant to Section 7.2(b). Changes in the ownership of the Designee shall not affect the rights and benefits of the Designee under this Agreement.

     "Due Diligence Materials" shall mean any documents, agreements, instruments, operating and financial statements and other materials applicable to the WASH Properties or the 74 Turner Property that the Company or any Person on behalf of the Company delivers or makes available to the Saracen Members.

     "Inspection Period" shall mean the period commencing on the date of this Agreement and expiring on July 7, 2004, or on such earlier date as the Saracen Members may provide in a written notice to the Company that the Inspection Period has ended, as said period may be extended as provided in Section 4.1.

     "Liens" shall mean mortgages, liens, encumbrances, pledges, agreements, security interests, restrictions, offsets and other matters that could affect title to the Redeemed Interests.

     "Losses" shall mean any and all actual out-of-pocket losses, damages, liabilities, claims, costs and expenses, interest, penalties, judgments and settlements (including, without limitation, reasonable attorneys' fees).

     "Nomura Loan" shall mean the existing first mortgage debt secured by the WASH Properties.

     "Non Saracen Member" shall mean the members of the Company listed in
     Schedule II attached hereto, being all the members of the Company other than the Saracen Members.

     "Operating Agreement" shall have the meaning set forth in the recitals to this Agreement.

     "Operating Contracts" shall have the meaning set forth in Section 6.1(g).

     "Operating Payables" shall mean those payables set forth on Schedule VIII attached hereto.

     "Payables Contracts" shall have the meaning set forth in Section 6.1(g).

     "Person" shall mean any individual, partnership, corporation, limited liability company, trust or other legal entity.

     "Properties" shall mean all of the WASH Properties and the 74 Turner Property, and "Property" shall mean any one of the Properties.

     "Redeemed Interests" shall have the meaning set forth in Section 2.1.

     "Saracen Member" shall have the meaning set forth in the preamble to this Agreement.

     "Saracen Parties" shall have the meaning set forth in Section 5.2(b).

     "Saracen Representative" shall mean either of Kurt Saraceno or Michael Vallace.

     "Service Contracts" shall mean any and all service contracts pertaining to the operation, ownership, management and leasing of the WASH Properties or the 74 Turner Property, as amended or modified from time to time.

     "Subsidiaries" shall mean all entities owning any direct or indirect interest in any of the Properties which entity is owned in whole or part, directly or indirectly, by the Company.

     "WASH" shall have the meaning set forth in the recitals to this Agreement.

     "WASH Properties" shall mean all of the Properties owned by WASH, as are more particularly described in Exhibit A attached hereto, and including herein all buildings and other improvements thereon or used thereon and all personal property owned or leased by WASH in connection therewith.

     "74 Turner Property" means the Property owned by 74 Turner, as more particularly described in Exhibit B attached hereto, and including herein all buildings and other improvements thereon or used thereon and all personal property owned or leased by 74 Turner in connection therewith.

                                    ARTICLE 2
                                  The Agreement

     2.1. Agreement to Convey. For and in consideration of the mutual benefits enjoyed by one another under this Agreement, upon and subject to the terms and conditions hereof, each Saracen Member consents to the full redemption and liquidation of its Interest (including, without limitation, all of such Saracen Member's Membership Units and Percentage Interest) in the Company, and the Company agrees on the Closing Date to redeem all of each Saracen Member's Interest in exchange for a portion of the WASH Properties, the 74 Turner Property and the CVS Payment, with the aggregate of all of the Saracen Members' Interests being redeemed for all of the WASH Properties, the 74 Turner Street Property and the CVS Payment. The Interests of all of the Saracen Members are referred to herein collectively as the "Redeemed Interests". It is the intent of the Saracen Members' to have the WASH Properties and the 74 Turner Property deeded to an entity designated by them as hereinafter provided. In addition, prior to Closing, the Saracen Members shall inform the Company as to portions of each of the WASH Properties and the 74 Turner Property attributable to each Saracen Member, and as to which of the Saracen Members, and in what proportions, the CVS Payment is to be made payable.

                                    ARTICLE 3
                            Redemption Consideration

     3.1. Redemption Consideration. The aggregate consideration for all of the Redeemed Interests, collectively, shall be (i) a distribution in kind of the WASH Properties and the 74 Turner Property, and (ii) the CVS Payment, and the payments set forth in Section 6.3(b) below.

                                    ARTICLE 4
                                   The Closing

     4.1. Time and Location of the Closing. The Closing will occur on the Closing Date at the Company's offices or at such other location as the parties hereto may mutually agree. The Closing Date may not be extended without the prior written approval of the Company and the

Saracen Members, provided, however, that the Saracen Members shall have the right to extend the Closing to a date no later than July 14, 2004 in the event that prior to July 8, 2004 all required documentation in connection with the assumption of the Nomura Loan has not been completed. Any extension pursuant to the preceding sentence shall be exercisable by written notice from the Saracen Members to the Company given on or before July 8, 2004. The Saracen Members shall have the right to designate the Closing Date by giving at least two (2) Business Days prior notice of a date within the limitations otherwise provided for above. Time shall be of the essence with respect to the parties' obligations to consummate the Closing on the Closing Date.

     4.2. Conditions to Closing.

     (a) The Company's obligation to close is contingent only upon (i) the performance by all of the Saracen Members of their obligations hereunder, including the delivery of all documents set forth in Section 7.1 hereof, (ii) the accuracy in all material respects of all representations and warranties of all of the Saracen Members set forth herein, (iii) the absence of any judicial order or injunction prohibiting the consummation of the transactions contemplated hereby and (iv) the receipt by the Company of a release of the obligations of WASH under the Nomura Loan, which release shall contain the language set forth in Exhibit J and shall be executed by the holder of the Nomura Loan.

     (b) The Saracen Member's obligation to close is contingent only upon (i) the performance by the Company of its obligations hereunder, including the delivery of all documents, payments and other matters set forth in Section 7.2 hereof, (ii) the accuracy in all material respects of all representations and warranties of all of the Company set forth herein, (iii) the absence of any judicial order or injunction prohibiting the consummation of the transactions contemplated hereby, (iv) the obtaining of the requisite consents under, and necessary amendments to, the Nomura Loan, (v) title to the Properties being as shown on the title commitment obtained by the Saracen Members or the Designee as of the end of the Inspection Period and delivered to the Company, other than any lien for mechanics' and materialmen's liens which are bonded over by the Company or for which discharges are provided, in either event to the satisfaction of the Saracen Members' title company, and for real estate taxes, (vi) there has been no material condemnation or material casualty (as such terms are defined in Section 6.3) after the date hereof, and (vii) the expiration of the Inspection Period (provided that the Saracen Members have not terminated this Agreement prior to the expiration of the Inspection Period pursuant to Section 4.3(g) below).

     4.3. Inspection Period.

     (a) During the Inspection Period, the Saracen Members may review the Due Diligence Materials, examine, inspect, and investigate the WASH Properties and the 74 Turner Property, review the Estoppel Certificates received from the tenants in the Properties as to the status of their Leases and discuss such Estoppel Certificates with such tenants, to determine whether, in the Saracen Members' sole judgment and discretion, the Saracen Members wish to proceed with the redemption of the Redeemed Interests and the acquisition of the WASH Properties and the 74 Turner Property.

     (b) The Saracen Members shall have reasonable access to the WASH Properties and the 74 Turner Property (subject to and consistent with the rights of the tenants under any leases affecting the properties) for the purpose of conducting surveys, architectural, engineering, geotechnical and environmental inspections and tests, and any other inspections, studies, or tests reasonably required by the Saracen Members ("Inspections"). The Saracen Members shall give the Company not less than 24 hours' prior notice before entering onto the WASH Properties or the 74 Turner Property to perform inspections or tests, and in the case of tests
(1) the Saracen Members shall specify to the Company the precise nature of the test to be performed, (2) invasive testing shall require the prior advance written consent of the Company, which can be withheld in its sole discretion, and (3) as a condition precedent to the Saracen Members' right to perform any such test, that the Saracen Members deliver the Company evidence of public liability and other appropriate insurance maintained by the Saracen Members or the Saracen Members' contractor naming the Company as an additional insured thereunder. Any inspections and testing shall be performed in accordance with law and only by appropriately qualified and, where applicable, licensed personnel. If any inspection or test disturbs any of the WASH Properties or the 74 Turner Property, the Saracen Members will restore the affected Property to substantially the same condition as existed prior to any such inspection or test. The obligations of the Saracen Members under this section shall survive the termination of this Agreement.

     (c) The Saracen Members and their agents, employees, and representatives may, upon not less than 24 hours' prior notice to the Company, examine all books and records and other materials relating to the WASH Properties and the 74 Turner Property and the financial condition and operations of WASH and 74 Turner in the possession of the Company or the Company's property manager at the office of the Company where such records are maintained; provided the Saracen Members shall to the extent practicable keep all such information and materials confidential and shall use such information and materials solely for the purpose of evaluating its participation in the transaction contemplated hereby.

     (d) The Company has previously sent Estoppel Certificates (in form and substance as were previously agreed upon between the Company and the Saracen Members) to all the tenants in the Properties. The Company agrees that the Saracen Members and its representatives may discuss (for purposes of making factual inquiries only) directly with tenants any matter raised by the tenant as to the matters contained in the Estoppel Certificate for such tenant or otherwise as to the Lease for such tenant. The Company shall cooperate with the Saracen Members in any discussion with, and in attempting to obtain Estoppel Certificates from, any tenants.

     (e) During the Inspection Period the Saracen Members shall have the right to contact the vendor under any Operating Contract and, provided only that the obligations and liabilities of the Company and its Subsidiaries are not affected, to enter into agreements with any such vendor effective as of, and only upon the Closing.

     (f) The Saracen Members shall indemnify and defend the Company against and hold the Company harmless from any and all Claims and Losses (including reasonable attorneys' fees) arising out of the Saracen Members' activities on the WASH Properties or the 74 Turner Property or relating to the Saracen Members' Inspections during the term of this Agreement. The Saracen Members' obligations under this Section shall expressly survive the Closing or termination of this Agreement.

     (g) Prior to the end of the Inspection Period, the Saracen Members, at their sole cost and expense, may (but shall not be obligated to) obtain a Phase 1 environmental report for the WASH Properties and the 74 Turner Property. The Saracen Members may not conduct a Phase 2 assessment of the property without the prior written consent of the Company, which can be withheld in its sole discretion.

     (h) From and after the date hereof until the Closing or the earlier termination of this Agreement for any reason, the Company agrees that it will cause its Subsidiaries (i) not to voluntarily encumber any of the Properties,
(ii) not to enter into any new lease or other occupancy agreement or any construction, operating or any other contract as to any of the Properties without the prior written consent of the Saracen Members, (iii) not to authorize any construction on any of the Properties, even if otherwise currently required under any Lease, without the prior written consent of the Saracen Members, and
(iv) not incur or authorize any expenditures of any of the types described in the second sentence of Section 6.1(g).

     (i) Notwithstanding anything contained herein to the contrary, the Company shall have the right, in its sole discretion, to have a representative of the Company or any other party designated by the Company (including the Company's property manager) present during any such Inspection or any review conducted by the Saracen Members pursuant to Section 4.3(c) hereof.

     (j) The Saracen Members may terminate this Agreement for any reason (or no reason) at any time on or before the expiration of the Inspection Period. Unless the Saracen Members deliver to the Company written notice of the Saracen Members' election to terminate this Agreement before the expiration of the Inspection Period, the Saracen Members shall be deemed to have waived their right to terminate this Agreement and shall be obligated to consummate the Closing of the transaction. Upon any such termination of this Agreement, neither party shall have any further liability or obligation to the other except for (i) the provisions of this Agreement that expressly survive Closing or early termination and (ii) the Saracen Members' reimbursement obligations under
Section 6.3(d) hereof.

                                    ARTICLE 5
                          Certain Effects of Redemption

     5.1. Certain Effects of the Redemption. Effective upon Closing, if the Closing occurs, and without any further action by the Company or any Member (including any Saracen Member):

     (a) each Saracen Member shall no longer be a Member of the Company or have any interest in the Company;

     (b) the Committee Representatives appointed by the Saracen Members to the Management Committee shall be deemed to have resigned from the Management Committee;

     (c) none of the Saracen Members shall have any further right to designate any Committee Representative;

     (d) no Saracen Member or Committee Representative designated by the Saracen Members shall be entitled to attend (or to designate any person to attend) any meeting of the Management Committee or to receive any further information concerning the Company;

     (e) no Saracen Member or Committee Representative designated by the Saracen Members shall be entitled to any rights or privileges under or relating to the Operating Agreement or under any side agreements, including, without limitation, any notice or consent rights, any right to make Capital Contributions to the Company, any preemptive right or any right to limit the activities of the Company or of any other Member or their Affiliates;

     (f) the "tax indemnity" provisions of Section 8.2A of the Operating Agreement shall be modified so that they are and shall be of no further force or effect;

     (g) all provisions of the Operating Agreement granting any rights to the Saracen Members (or that were added to the Operating Agreement in connection with the original admission of the Saracen Members) shall be deleted and deemed to be void and of no further force or effect.

     5.2. Non-Triggering Saracen Transfer; Release.

     (a) Each of the Saracen Members hereby acknowledges and agrees that (i) the redemption of the Redeemed Interests by the Company and the transfer of the Redeemed Interests by such Saracen Members is a "Non-Triggering Saracen Transfer" and (ii) the Company shall have no liability or obligations under
Section 8.2A of the Operating Agreement for any actions taken by the Company, the Manager or any Member in connection with the redemption of the Redeemed Interests and any actions taken by the Company, the Manager or any Member, whether prior to, on or after the Closing. The Company hereby covenants and agrees that (w) the income tax filings and the K-1's required to be made by the Company for calendar year 2004 shall be made consistent with the methodology by which the debt allocations were made to the Saracen Members for calendar years 2002 and 2003, (x) except as the Company is legally required to do so, it shall not initiate nor otherwise voluntarily make any amendment to the 2002 or 2003 income tax returns to reduce the debt allocations of any Saracen Member, and (y) in the event the debt allocations to the Saracen Members are subject to any assessment or proceeding or are otherwise challenged by the Internal Revenue Service or any other Person, the Company shall use commercially reasonable efforts to notify the Saracen Members of any such matter and shall allow the Saracen Members the right, at their own cost and expense, to participate in any such matter so as to defend the debt allocations previously made. In the event of a breach by the Company of the provisions of the immediately preceding sentence (and only in such event), the rights of the Saracen Members and the measure of damages shall be as set forth in Schedule
III. For the sake of clarity, unless the Company has breached the covenants contained in the second sentence of this Section 5.2(a), the Company shall have no liability to the Saracen Members or any other Person under Schedule III and the Saracen Members shall not have any of the rights or remedies described in
Schedule III.

     (b) Effective upon the Closing, each of the Saracen Members and their respective Affiliates and each of the past and present employees, agents, representatives, attorneys, consultants, accountants, successors and assigns of any of the Saracen Members, their Affiliates and/or subsidiaries (collectively, the "Saracen Parties") hereby releases the Company, each of the Non-Saracen Members, and their respective parents, Affiliates, subsidiaries and each of the past and present officers, directors, employees, agents, representatives, attorneys, consultants, accountants, successors and assigns of any of the Non-Saracen Members, their parents, Affiliates and/or subsidiaries (collectively, the "Company Parties") of and from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, acts or omissions, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands (including attorneys' fees and costs) of any nature whatsoever (whether known or unknown, accrued or contingent), in law or equity, against the Company Parties that the Saracen Parties ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof, relating to or arising under the Operating Agreement, including any amendments or modifications thereto or any side letters or other agreements or arrangements, oral or written, with respect thereto, or any assets or operations of the Company or any of the Company Parties as to the assets and operations of the Company, and the Saracen Parties further agree not to voluntarily institute, instigate, urge, support, encourage, voluntarily participate in or profit from any lawsuit, complaint or other action or proceeding of any kind relating to any matter to which this paragraph (b) pertains; provided, however, that the provisions of this paragraph (b) shall not apply to the duties or obligations of the Company under this Agreement or any of the other Definitive Agreements (subject to the limitations set forth herein). Without limiting the foregoing, effective upon the Closing Date, Section 8.2A of the Operating Agreement shall become null and void retroactively to the date the Saracen Members first became Members of the Company such that any and all claims arising thereunder shall be released and forever barred.

     (c) Effective upon the Closing, each of the Company Parties hereby releases each of the Saracen Parties of and from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands (including attorneys' fees and costs) of any nature whatsoever (whether known or unknown, accrued or contingent), in law or equity, against the Saracen Parties that the Company Parties ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof, relating to or arising under the Operating Agreement, including any amendments or modifications thereto or any side letters or other agreements or arrangements, oral or written, with respect thereto, or any acts or omissions of the Saracen Members or any of the Saracen Parties, and the Company Parties further agree not to voluntarily institute, instigate, urge, support, encourage, voluntarily participate in or profit from any lawsuit, complaint or other action or proceeding of any kind relating to any matter to which this paragraph (c) pertains; provided, however, that the provisions of this paragraph (c) shall not apply to the duties or obligations of any of the Saracen Members under this Agreement or the Assignment (subject to the limitations set forth herein).

                                    ARTICLE 6
                    Representations and Warranties; Covenants

     6.1. Representations by the Company. The Company hereby represents and warrants to the Saracen Members that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Agreement, and shall be true as of the Closing Date:

     (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is formed, and, has full right, power and authority to enter into this Agreement and to assume and perform all of its obligations; and the execution and delivery of this Agreement and the performance by the Company of its obligations under this Agreement requires no further action or approval of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of the Company. The individuals and/or entities signing below in the indicated representative capacities are fully authorized so to act, subject as aforesaid. This Agreement is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

     (b) The entry into, performance of, or compliance with this Agreement by the Company has not resulted, and will not result, in any violation of, default under, or acceleration of any obligation under any existing corporate charter, certificate of incorporation, bylaw, articles of organization, mortgage, indenture, loan agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to the Company, other than the Nomura Loan.

     (c) The Company (i) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, and (ii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and, to the actual knowledge of the Company, no such petition has been filed against the Company.

     (d) For federal income tax purposes, the Company has treated itself as the sole owner of the WASH Properties and the 74 Turner Property.

     (e) The Company has delivered to the Saracen Members true and correct copies of all leases, together with any amendments, renewals, modifications, and extensions thereto and guarantees thereof (collectively the "Leases" and each a "Lease") currently in effect with respect to the WASH Properties and the 74 Turner Property. To the Company's knowledge, there are no leases or occupancy agreements affecting any of the Properties except for the Leases. Schedule IV sets forth a list of all the Leases and a true and complete list of all security deposits held by the Company under the Leases, and whether held in cash, letter of credit or otherwise.

     (f) Except as set forth on Schedule V attached hereto, (i) all commissions and fees which accrued during the period of the Company's ownership of the Properties with respect to the current unexpired term of each Lease have been paid in full, and (ii) neither the Company nor any of the Subsidiaries nor any of their respective Affiliates has entered into any written obligations with any broker or similar party to pay such broker or party a leasing fee or commission in connection with any renewal, extension or expansion of an existing Lease.

     (g) Schedule VI attached hereto is a list of certain service, operating, supply and maintenance agreements, equipment leases and other contracts with respect to or affecting the Property as of the date of this Agreement (the documents listed on Schedule VI being referred to herein collectively as the "Operating Contracts") and true and complete copies of all agreements and amendments and modifications thereto evidencing all of the Operating Contracts have been delivered to the Saracen Members or its representatives. To the Company's knowledge, as of the date hereof, the status of the payables for (x) all construction contracts, architect's agreements or other construction related matters, and (y) all legal counsel, accountants and any other vendors who are not directly involved in the maintenance or other ordinary servicing of any of the Properties and any other contracts or agreements (other than Leases) which are not included in Schedule VI as an Operating Contract are as shown on
Schedule VII attached hereto (such contracts, agreements and other items listed on Schedule VII, the "Payables Contracts"), and said Schedule VII is accurate in all material respects as to each vendor shown on said Schedule VII. No representation or warranty is made herein with respect to any amounts owing under the Operating Contracts or as to the Operating Payables.

     (h) To the Company's knowledge, the Company has not received notice in writing from a governmental agency having jurisdiction that any Property or any part thereof is in violation of any law, ordinance, rule or regulation applicable to such Property.

     (i) There is not now pending nor, to the Company's knowledge, has there been threatened, any action, suit or proceeding against or affecting the Company or any of the Subsidiaries or any of the Properties before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which would, if determined adversely to the Company, materially and adversely affect the use or the value of any such Property.

     (j) Attached hereto as Schedule IX is a list of all environmental/hazardous waste studies and reports relating to the Property which are in the Company's possession (the

"Environmental Reports"). Complete copies of the Environmental Reports have been furnished to the Saracen Members.

     (k) To the Company's knowledge, no material personal property used by the Subsidiaries and located on, and used in the operation of, any of the Properties is leased or has been purchased under a conditional sales contract or any other arrangement giving any other person a security interest therein.

     The representations and warranties set forth in paragraphs (e), (f), (g),
(h), (i) and (j) of this Section 6.1 are qualified in their entirety by any written information delivered to either Kurt Saraceno, Michael Vallace or Tom Gilbane and no claim may be made for any inaccuracy in such representations or warranties fully disclosed in or by such written information. To the extent a tenant Estoppel Certificate is provided by any tenant of the Property which sets forth information with respect to any item as to which the Company has made a representation or warranty, then the Company's representation and warranty with respect to such information will thereafter be null and void and of no further force and effect and the Saracen Members shall rely on the information in the tenant Estoppel Certificate.

     Subject to the limitations and other provisions of Section 6.4 hereof, the Company shall indemnify and defend the Saracen Members and the Designee (collectively, the "Saracen Indemnities"), against and hold the Saracen Indemnities harmless from any and all losses, costs, damages, liabilities and expenses (including, without limitation, reasonable counsel fees) arising out of any breach by the Company of its representations and warranties hereunder, except as limited herein.

     The Company agrees that the representations and warranties and the indemnity provided for above in this Section 6.1 shall, without any further documentation or other action, be for the benefit of the Designee.

     6.2. Representations by each Saracen Member. Each Saracen Member hereby represents and warrants to the Company, as to itself only, that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Agreement:

     (a) The execution and delivery of this Agreement and the performance by such Saracen Member of its, his or her obligations under this Agreement requires no further action or approval of any other individuals or entities, other than any such matters as may be required under the governing documents of the Company or pursuant to an agreement by which the Company or any of its properties is bound or subject to, in order to constitute this Agreement as a binding and enforceable obligation of such Saracen Member. This agreement is the legal, valid and binding obligation of such Saracen Member, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

     (b) Such Saracen Member is not a non-resident alien (as such term is defined in the Internal Revenue Code and United States Income Tax Regulations).

     (c) The entry into, the performance of, or compliance with this Agreement by such Saracen Member has not resulted, and will not result, in any violation of, default under, or acceleration of any obligation under any existing agreement, including, without limitation, the Operating Agreement, corporate charter, bylaw, mortgage, indenture, loan agreement, note, contract, lease, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to such Saracen Member or its Interest or any part thereof, not including herein any such matter under the Operating Agreement or applicable to the Company, any of the Subsidiaries or any of their Affiliates or by which any of them or any of their respective properties are bound.

     (d) Such Saracen Member (i) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, and (ii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and, to the actual knowledge of the Saracen Member, no such petition has been filed against such Saracen Member.

     (e) Such Saracen Member has good and valid title to its Interest set forth opposite such Saracen Member's name on Schedule I hereto, free and clear of all Liens, and has not previously assigned, encumbered, conveyed, hypothecated or otherwise transferred all or any part of such Interest or agreed to do any of the foregoing. Each Saracen Member acknowledges, represents and agrees that, effective upon the closing, it shall have no further Interest in the Company.

     (f) Each Saracen Member (either alone or with his, her or its advisors) has sufficient knowledge and experience in financial, tax and business matters to enable him, her or it to evaluate the benefits, detriments, advantages, disadvantages, merits and risks of the redemption of the Redeemed Interests and the acquisition of the WASH Properties and the 74 Turner Property. Each Saracen Member acknowledges that (1) the transactions contemplated by this Agreement involve complex legal and tax consequences for each Saracen Member and each Saracen Member is relying solely on the advice of his, her or its own legal and tax advisors in evaluating such consequences, (2) neither the Company (including any of its Affiliates), nor the Manager nor the Management Committee of the Company nor any of the Non-Saracen Members, or their respective legal and tax advisors has made (or shall be deemed to have made) any representations or warranties as to the legal or tax consequences of such transactions to any Saracen Member, and (3) such Saracen Member is not relying upon the Company, any of the Non Saracen Members or any of their respective tax or legal advisors (including Sullivan & Cromwell and Ernst & Young) with respect to any structuring, tax, legal, financial or other aspect of the transactions contemplated by this Agreement.

     (g) Each Saracen Member is over 21 years of age, of sound mind and body and has the legal and mental capacity to act for himself or herself.

     (h) In connection with this transaction, each Saracen Member has been represented by independent legal counsel, understands the assumptions of risk and liability set forth in this Agreement and understands that it will not have any recourse whatsoever against any the Company or any Company Party, except as expressly set forth in this Agreement. Each Saracen Member further acknowledges that it is has had a full and adequate opportunity to understand the Properties and to review and discuss the same with the Company and with the property manager (which is an affiliate of some of the Saracen Members, and in this regard in the property manager's capacity as an affiliate of some of the Saracen Members and NOT in the property manger's capacity as a representative or agent of the Company).

     (i) No Saracen Member nor any Affiliate thereof (including, without limitation, the property manager of the Properties) has engaged any Person in connection with the ownership, operation, management or servicing of the Properties, except to the extent set forth on Schedules VI and/or VII hereof.

     Each Saracen Member shall indemnify and defend the Company against and hold the Company harmless from any and all losses, costs, damages, liabilities and expenses (including, without limitation, reasonable counsel fees) arising out of any breach by such Saracen Member of its representations and warranties hereunder, except as limited herein.

     6.3. Covenants; Payments and Adjustments.

     (a) The Company, on the one hand, and the Saracen Members, on the other, shall each be responsible for the punctual and proper payment of one-half of any transfer taxes and the costs and expenses of recording the Deed and the Assignment of Leases which are payable upon the consummation of the transactions described herein and which may be assessed or become due on or after the date hereof in respect of the transfer of its, his or her Interest from such Saracen Member to the Company and the transfer of the WASH Properties and the 74 Turner Property to the Saracen Members.

     (b) The Company hereby covenants and agrees to fund an amount (the "Funded Amount") equal to (i) $1,395,000 less (ii) any amounts expended by the Company between the date hereof and the Closing Date to discharge any liens filed of record that secure amounts due under the Payables Contracts up to the amount shown on Schedule VII as to the party whose lien is so discharged, which amount will be used to pay certain costs, expenses and other expenditures related to the WASH Properties and the 74 Turner Property. The parties hereto agree that, except as provided in Section 6.3(d) below, the only adjustments, prorations and credits between the parties to this Agreement for any matters as to the Properties or otherwise, including the Nomura Loan and the escrows held thereunder, shall be the payment set forth in this Section 6.3(b), and there shall be no proration, credit or other adjustment on account of any amounts held in escrow under the Nomura Loan or for any other item or matter other than as specifically set forth above.


     The Funded Amount shall be used at the Closing only as follows (and in the following order): (I) first, (a) an amount up to $872,000 less any amounts paid under clause (ii) of the immediately preceding paragraph, to pay the payables on the Payables Contracts as shown on Schedule VII and (b) an amount up to $50,000 to pay any additional payables approved by the Saracen Members (such approval not to be unreasonably withheld) which are not set forth on Schedule VII to any Persons which are not Affiliates of the Company, its manager, any of the Non Saracen Members, any of the Subsidiaries or any of their respective Affiliates; and (II) second, to pay the Operating Payables plus any normal increases in the Operating Payables through the Closing Date. No payable owed to any Affiliate of the Company, its manager, any of the Non Saracen Members, any of their Subsidiaries or any of their respective Affiliates shall be paid with the Funded Amount. In no event shall the Saracen Members or the Designee be responsible for any amounts owed to the Company, its manager, any of the Non Saracen Members, any of the Subsidiaries or any of their respective Affiliates, nor for any amounts owed on any Payables Contracts, nor shall the Saracen Members or the Designee assure any such obligations or any other obligations under the Payables Contracts. Upon the consummation of the Closing, the Saracen Members or their Designee shall, pursuant to the Assignment and Assumption of Contracts, (A) assume the obligation to pay, and all liability for the payment of, all Operating Payables and other payables in respect of the Operating Contracts (including amounts in excess of the portion of the Funded Amount allocated to pay the Operating Payables) and the CRS Payables, and (B) assume all obligations and liabilities under all of the Operating Contracts. For the sake of clarity, notwithstanding anything to the contrary herein, if the portion of the Funded Amount allocated to pay the Operating Payables is not sufficient to pay all of the Operating Payables, neither the Company, any Subsidiary nor any of the Non-Saracen Members shall be liable or otherwise responsible to pay or discharge such excess payables under any of the Operating Contracts. In the event that any portion of the Funded Amount remains after making all payments required to be made by this paragraph, such remaining amount shall be disbursed to, or as directed by, the Saracen Members.

     (c) In consideration of the Company's entering into this Agreement, the Saracen Members agree that any sums funded by the Company as to any of the Properties (whether directly or indirectly) from and after the date hereof and which have been approved by the Saracen Members shall be reimbursed to the Company in the event that the Saracen Members fail to consummate the Closing on the Closing Date for any reason other than the Company's failure to close when it is obligated to do so, a material breach of the Company's representations and warranties, or a material condemnation or material casualty of any of the Properties. For purposes of this Section 6.3(c), the term "material condemnation" means the taking by eminent domain of at least ten percent (10%) of the affected Property and "material casualty" means a casualty that would result in $2,5000,000 or more of damage or destruction to a Property or $250,000 or more of uninsured damage or destruction to a Property.

     (d) Upon the Closing, the Company shall also pay to the Saracen Members or its Designee an amount equal to all security deposits made in cash under any Lease.

     (e) Upon the Closing, the Company shall assign, or cause to be assigned, any letters of credit, certificates of deposit and/or other instruments which have been deposited with the owners of any of the Properties as security deposits under any Lease, and in connection therewith shall also execute, or cause to be executed, such directions, transfer requests and other instruments as may be reasonably necessary for the Saracen Members or their Designee to become the requisite account party, beneficiary or other appropriate designation entitled to the benefits of the landlord under the applicable Lease as to any such non-cash security deposits.

     6.4. General Regarding Representations and Warranties. If any party has knowledge that any representation or warranty made by the other party is untrue or incorrect at the Closing but nevertheless proceeds with the Closing, then such party will be deemed to have waived any claim for breach of such representation or warranty. The representations and warranties set forth in this Agreement shall survive the Closing until April 15, 2005, after which such representations and warranties shall be null and void and shall cease to be of any force or effect and any action brought on the representations and warranties made by any party or parties hereto shall be commenced by April 15, 2005 or shall be forever barred and waived. Except with respect to a breach by the Saracen Members of the representations and warranties contained in Section 6.2(i), in no event shall any Person be entitled to make a claim for breach of any representations or warranties and no party (for this purpose being all the Saracen Members as one party) shall have any liability in connection therewith
(i) unless and until the aggregate amount of all such claims exceeds $500,000.00 and then only to the extent such aggregate amount exceeds $500,000.00, or (ii) for any amount in excess of $1,000,000.00 in the aggregate.

     6.5. Brokers. The Saracen Members hereby represent and warrant to the Company that neither they nor any of their Affiliates employed or used any broker or finder to arrange or bring about this transaction, and that there are no claims or rights for brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement, other than the commission (the "Broker's Commission") required to be paid by the Company to Brokers pursuant to separate agreements between the Company and each Broker. If any Person brings a claim for a commission or finder's fee based upon any contact, dealings, or communication with the Saracen Members or any of their Affiliates in connection with the transactions contemplated by this Agreement, other than Brokers, then the Saracen Members shall defend the Company from such claim, and shall indemnify the Company and hold the Company harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Company with respect to the claim.

     The Company hereby represents and warrants to the Saracen Members that neither the Company nor any of the Subsidiaries nor any of their Affiliates has employed any broker with respect to this transaction. If any person brings a claim for a commission or finder's fee based upon any contact, dealings, or communication with the Company or any of the Subsidiaries or any of their Affiliates in connection with the transactions contemplated by this Agreement, then the Company shall defend the Saracen Members from such claim, and shall indemnify the Saracen Members and hold the Saracen Members harmless from any and all costs, damages, claims, liabilities, or expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Saracen Members with respect to the claim.

     The provisions of this 6.5 shall survive Closing or, if the purchase and sale is not consummated, any termination of this Agreement.

     6.6 Company Cooperation. (a) The Company agrees that after the Closing it will, at its own cost and expense, reasonably cooperate with the Saracen Members and the Designee which holds title to the Properties in connection with the obtaining of a variance on those Properties generally known as Stony Brook and 74 Turner, in Waltham, Massachusetts, which variance is anticipated to be for substantially the same matters as the variance as to said Properties which has or is about to lapse, and in connection with any hearings, appeals and other matters related to obtaining said variance and any appeals with respect thereto. Said cooperation shall include, without limitation, the participation of Thomas Ferguson and Richard Thuma (so long as each is employed by, consults with or occupies any similar position as to the Company, its manager, any Non Saracen Member, or any of their respective Affiliates), to liaison with abutters and other potential adverse parties. In addition, the Company hereby waives any right it may have to object to the representation by Robert Connors, Esq. and his law firm of the Saracen Members and the Designee as to the above referred to matters, and further agrees to provide such evidence of such waiver as may be reasonably required by Mr. Connor and/or his law firm. In no event shall the Company be required to incur more than $25,000 of total expenses in fulfilling its obligations under this Section 6.6. (inclusive of travel and related expenses or any other out-of-pocket expense).

     (b) The Company hereby agrees that, if the Company enters into any severance agreement with either or both of William Rand or Richard Previdi (each a "Former Employee"), the Company will use its reasonable efforts to include in such agreement a provision prohibiting such Former Employee from interfering, directly or indirectly, with the Saracen Members or their Designee's ongoing use or operation of, or any other matter as to, any of the Properties. The Saracen Members understand that the Company, in its sole and absolute discretion, may elect not to enter into any such agreement with either or both of the Former Employees and that the Company shall have no liability hereunder for its failure to enter into any such agreement or for its failure, after using its reasonable efforts, to include any such provision in any such agreement.

                                    ARTICLE 7
                               Document Deliveries

     7.1. Saracen Closing Documents. On the Closing Date, each of the Saracen Members will execute and deliver or, as appropriate, cause to be executed and delivered, the following documents:

     (a) Assignment of Redeemed Interest. An assignment and assumption agreement from each Saracen Member (as to each Saracen Member, an "Assignment") in the form of Exhibit C conveying title to such Saracen Member's Interest, free and clear of all Liens;

     (b) Resignation Letters. Resignation Letters from each of the Committee Representatives appointed by the Saracen Members to the Management Committee; and

     (c) FIRPTA Certificates. An affidavit of each Saracen Member and the Designee in the form of Exhibit D certifying that each such Saracen Member is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

     (d) Assignments. An Assignment and Assumption of Leases from the title holder of each Property, in the form attached hereto as Exhibit E, and an Assignment and Assumption of Contracts in the form attached hereto as Exhibit F.

     7.2. Company Closing Documents. On the Closing Date, the Company will execute and deliver or, as appropriate, cause to be executed and delivered, the following documents:

     (a) Assignment of Redeemed Interest. Counterparts of the Assignments from each Saracen Member, executed by the Company.

     (b) Deeds of WASH Properties and 74 Turner Property. A deed from the title holder of each of the WASH Properties and the 74 Turner Property (the "Deeds") each in the form of Exhibit G, conveying title to each such Property free and clear of all Liens not accepted by the Saracen Members, each said Deed with such grantee thereunder as the Saracen Members may designate in writing to the Company.

     (c) Assignments. An Assignment and Assumption of Leases from the title holder of each Property, in the form attached hereto as Exhibit E, an Assignment and Assumption of Contracts in the form attached hereto as Exhibit F, and a Bill of Sale in the form attached hereto as Exhibit H.

     (d) Title Affidavits. A Title Affidavit in the form attached hereto as
Exhibit I.

     (e) Reporting Designation. A Designation of Person Responsible for Tax Reporting under Internal Revenue Code Section 6045 designating the Company or the Company's counsel as the party responsible for making the returns required under Internal Revenue Code Section 6045.

     (f) The CVS Payment and the other funds required under Sections 6.3(b) and 6.3(d).

     (g) The deliveries contemplated by Section 6.3(e).

     (h) Additional Deliveries. Except to the extent already in the possession of the Saracen Members or their Affiliates (including, without limitation, the property managers of the Properties), the documents and deliveries listed in
Schedule X attached hereto, as to each Property.

     7.3. Escrow Closing. The Saracen Members may require that the Closing occur through an escrow with a title company designated by it pursuant to customary terms and provisions for a closing of the transfer of real estate. The costs of any such escrow shall be paid by the Saracen Members (or the Designee).

     7.4. Survival. The terms and provisions of this Agreement shall survive the Closing and the delivery of the documents referred to in this Article 7.

                                    ARTICLE 8
                                  Miscellaneous

     8.1. Notices. Any notice provided for by this Agreement and any other notice, demand or communication which any party may wish to send to another shall be in writing, addressed to the party for which such notice, demand or communication is intended at such party's address as set forth in this Section, and sent either (i) by registered or certified mail, return receipt requested, in a sealed envelope, postage prepaid, (ii) by any national overnight receipted courier service, or (iii) by facsimile transmission with express confirmation of receipt delivered by the recipient to the sender by mail, hand delivery or return fax. The Company's address for all purposes under this Agreement shall be the following:

          Wellsford/Whitehall Group, L.L.C.
          c/o Goldman, Sachs & Co.
          100 Crescent Court, Suite 1000
          Dallas, TX 75201
          Attention:       Thomas Ferguson
          Telephone:       (214) 855-6311
          Telecopier:      (214) 855-6305

          with a simultaneous copy to:

          WHWEL Real Estate Limited Partnership
          c/o Goldman, Sachs & Co.
          85 Broad Street
          New York, NY 10004
          Attention:       Alan Kava
          Telephone:       (212) 902-4252
          Telecopier:      (212) 357-5505

          and to:

          Sullivan & Cromwell
          125 Broad Street
          New York, New York  10004
          Attention:       Anthony J. Colletta
          Telephone:       (212) 558-4608
          Telecopier:      (212) 558-3588

The address of each of the Saracen Members under this Agreement shall be the following:

          Saracen Development
          Seven Wells Avenue
          Newton Center, Massachusetts  02450
          Attention:       Kurt W. Saraceno
          Telephone:       (617) 928-0500
          Telecopier:      (617) 965-2402

          with simultaneous copies to:

          Goulston & Storrs
          400 Atlantic Avenue
          Boston, Massachusetts 02110
          Attention:       Robert S. Towsner
          Telephone:       (617) 574-6438
          Telecopier:      (617) 574-7644

          Rockpoint Group, L.L.C.
          222 Berkley Street, Suite 2250
          Boston, MA 02116
          Attention:       Thomas F. Gilbane
          Telephone:       (617) 530-3972
          Telecopier:      (617) 437-7011

          and

          Gibson, Dunn & Crutcher LLP
          Century City Office
          2029 Century Park East
          Los Angeles, California 90067-3026
          Attention:       Jesse Sharf
          Telephone:       (310) 552-8512
          Telecopier:      (213) 229-6638

Any address or name or facsimile number specified above may be changed by a notice given by the addressee to the other party. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or receipt set forth on the return receipt or the facsimile confirmation. The inability to deliver because of changed address or facsimile number of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of the notice, demand or other communication as of the date of such attempt to deliver or rejection or refusal to accept.

     8.2. Saracen Representative. It is agreed that any notice to be given by the Saracen Members under this Agreement may be given in their stead by either Saracen Representative, and that any such notice given by a Saracen Representative on behalf of the Saracen Members shall be binding on the Saracen Members and may be relied upon by the Company.

     8.3. Entire Agreement, Modifications and Waivers. This Agreement and the other agreements referred to herein constitute the entire agreement between the parties hereto and may not be modified or amended except by an instrument in writing signed by the parties hereto, and no provisions or conditions may be waived other than by a writing signed by the party waiving such provisions or conditions. No delay or omission in the exercise of any right or remedy accruing to any Saracen Member or the Company upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by any Saracen Member or the Company of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained.

     8.4. Exhibits and Schedules. All exhibits and schedules referred to in this Agreement and attached hereto are hereby incorporated in this Agreement by reference.

     8.5. Successors and Assigns. Except as provided in this Agreement where the Saracen Members have the right to designate a Person as the Designee, in which event, the Saracen Members shall have the right to assign the rights to certain items and other matters that survive the Closing as otherwise so set forth in this Agreement, neither the Company nor any Saracen Member may assign its rights under this Agreement to any third party without the prior written consent of the other party hereto.

     8.6. Article Headings. Article and Section headings and Article and Section numbers are inserted herein only as a matter of convenience and in no way define, limit or prescribe the scope or intent of this Agreement or any part thereof and shall not be considered in interpreting or construing this Agreement.

     8.7. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

     8.8. Time Periods. If the final day of any time period or limitation set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the State of New York or the Commonwealth of Massachusetts or of the federal government, then the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

     8.9. Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     8.10. Further Acts. Each of the Company and the Saracen Members shall perform, execute and deliver or cause to be performed, executed and delivered on or after the date hereof, any and all further acts, deeds, instruments and agreements and provide such further assurances as the other party may reasonably request to consummate the transactions contemplated hereunder, provided that such request does not result in any increase in the costs, liabilities or other obligations of the other party.

     8.11. Confidentiality. No party shall disclose to any third party the terms, existence, nature or other aspects of the Definitive Agreements (including, without limitation, any information provided to any party pursuant to the terms of the Definitive Agreements) or the discussions between the parties without the prior written consent of the other party hereto; provided that each party shall be entitled to make any such disclosure to the extent required by law, in which case the disclosing party shall notify the other party prior to making such disclosure. In addition, none of the parties shall make any public statement or issue any press release or other disclosure with respect to the redemption by the Company of the Redeemed Interests, the distribution of the WASH Properties and the 74 Turner Property or any other aspect of the Definitive Agreements or the transactions contemplated thereby without the prior written consent of the other party, which consent may be withheld in the sole discretion of such other party; provided that each party shall be entitled to make any such disclosure to the extent required by law, in which case the disclosing party shall notify the other party prior to making such disclosure. The provisions of certain Confidentiality Agreements previously entered into by some of the parties hereto and/or their Affiliates as to information as to the WASH Properties shall remain in full force and effect.

     IN WITNESS WHEREOF, this Redemption Agreement has been entered into effective as of the date first written above.

                                        THE COMPANY:

                                        WELLSFORD/WHITEHALL GROUP, L.L.C.

                                        By:  WP Commercial, L.L.C., its Manager


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:



                                        SARACEN MEMBERS:

                                        DOMINIC J. SARACENO


                                        ----------------------------------------


                                        KURT W. SARACENO


                                        ----------------------------------------


                                        INGEBORG E. SARACENO


                                        ----------------------------------------


                                        HEIDI A. SARACENO-LAWLOR


                                        ----------------------------------------

                                        LEAS A. SARACENO


                                        ----------------------------------------


                                        STEPHEN DAVIS



                                        ----------------------------------------


                                        EDWARD WERNER


                                        ----------------------------------------


                                        CARLETON G. TARPINIAN


                                        ----------------------------------------


                                        GEORGE MCLAUGHLIN, III


                                        ----------------------------------------


                [SIGNATURE PAGE FOR REDEMPTION AGREEMENT BETWEEN
            WELLSFORD/WHITEHALL GROUP, L.L.C. AND "SARACEN MEMBERS"]

The undersigned, being Non-Saracen Members, hereby join in this Redemption Agreement (i) to consent to and approve of the Company entering into the Redemption Agreement, and (ii) to agree to the provisions of Sections 5.1, and 5.2(b) and (c).



                                        WHWEL REAL ESTATE LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By:  WHATR Gen-Par, Inc., its general
                                             partner


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        WELLSFORD COMMERCIAL PROPERTIES TRUST,
                                        a Maryland real estate investment trust


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        WXI/WWG REALTY, L.L.C., a Delaware
                                        limited liability company


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        W/W GROUP HOLDINGS, L.L.C., a Delaware
                                        limited liability company


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        WP COMMERCIAL, L.L.C., a Delaware
                                        limited liability company


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                [SIGNATURE PAGE FOR REDEMPTION AGREEMENT BETWEEN
            WELLSFORD/WHITEHALL GROUP, L.L.C. AND "SARACEN MEMBERS"]

                                   EXHIBIT A

                                 WASH Properties

1.   75/85/95 Wells Avenue, Newton, Massachusetts (Wells Research Center)

2.   7/57 Wells Avenue, Newton, Massachusetts

3. 9-11 Allied Place / 95 Dedham Place, Dedham and Westwood, Massachusetts (Dedham Place)

4.   333 Elm Street, Dedham, Massachusetts

5.   128 Tech Center, Waltham, Massachusetts (Stony Brook Office Park)

6.   201 University Avenue, Westwood, Massachusetts

                           [Legal descriptions follow]

                                    EXH A-1-

                      Legal Descriptions of WASH Properties

                  75/85/95 WELLS AVENUE, NEWTON, MASSACHUSETTS

                             (WELLS RESEARCH CENTER)

                                    PARCEL II

     All of these two certain parcels of land situate, lying and being in the City of Newton, County of Middlesex, State of Massachusetts, shown on a plan entitled "Plan of Land, Newton, Mass." dated February 5, 1973, by Alone B. Reed, Inc., Engineers and Architects, and revised October 25, 1974, by Allen Demurjian, Inc., Land Surveyors and Engineers, recorded with Middlesex South Registry of Deeds as Plan No. 1032 of 1975 in Book 12873, Page 90, and more particularly described as follows:

                                 Parcel 1 of II

     A certain parcel of land shown as Lot C on the above referenced plan bounded and described as follows:

     NORTHEASTERLY by the southwesterly sideline of Wells Avenue by a curved line having a radius of two thousand twenty-five (2025.00) feet, two hundred sixty-nine and 15/100 (269.15) feet;

NORTHEASTERLY again by the southwesterly sideline of Wells Avenue, four hundred seventy-three and 86/100 (473.86) feet;

SOUTHEASTERLY by Lot D as shown on the above-referenced plan, seven hundred forty and 20/100 (740.20) feet;

SOUTHWESTERLY by Parcel 2 as shown on the above-referenced plan, two hundred thirty-four and 69/100 (234.69) feet;

SOUTHWESTERLY again by said Parcel 2 by a curved line having a radius of one thousand and two hundred (1200.00) feet, five hundred sixteen and 19/100 (516.19) feet; and

NORTHWESTERLY by Lot B as shown on the above-referenced plan, seven hundred twenty and 01/100 (720.01) feet.

                                 Parcel 2 of II

     A certain parcel of land shown as Lot D on the above-referenced plan bounded and described as follows:

NORTHEASTERLY two hundred eighty-eight and 38/100 (288.38) feet by the southwesterly sideline of Wells Avenue;

NORTHEASTERLY again by the Southwesterly sideline of Wells Avenue by a curved line having a radius of two hundred fifty-nine and 55/100 (259.55) feet, eighty-five and 71/100 (85.71) feet;

EASTERLY one hundred and 8/100 (100.08) feet by Lot E as shown on the above-referenced plan;

EASTERLY &
SOUTHEASTERLY by a cured line having a radius of four hundred (400.00) feet, two hundred eighty-seven and 56/100 (287.56) feet by said Lot E;

     SOUTHEASTERLY again three hundred sixty-five and 27/100 (365.27) feet by said Lot E (this and said last two prior boundaries by said Lot E being the center line or approximate center line of the "50' Permanent Drain Easement" shown on the above-referenced plan);

SOUTHWESTERLY by Parcel 2 as shown on the above-referenced plan, five hundred fifty-two and 3/100 (552.03) feet; and

     NORTHWESTERLY seven hundred forty and 20/100 (740.20) feet by Lot C as shown on the above-referenced plan.

                                 Parcel 3 of II

     That certain non-exclusive permanent easement for a main drain and common sewer appurtenant to Parcel 2 of Parcel II described above over the northwesterly twenty-five (25) feet of Lot E, as set forth in that certain instrument recorded in Book 7257, Page 379, and as shown on the above-referenced plan.

                    7/57 Wells Avenue, Newton, Massachusetts

     The land in Newton, Middlesex County, Massachusetts, described as Lot B shown on a Plan of Land by Alonzo B. Reed, Inc. dated February 5, 1973, revised October 25, 1974 by Allen & Demurjian, Inc., recorded with the Middlesex South Registry of Deeds in Book 12873, page 90.

      9-11 Allied Drive/95 Dedham Place, Dedham and Westwood, Massachusetts
                                 (Dedham Place)

Unit O (the "Unit") in a condominium known as Dedham Place Condominium, situated at 9-11 Allied Drive and 95 Dedham Place, Westwood and Dedham, Massachusetts (the "Condominium), created by Master Deed dated November 20, 1991, recorded with Norfolk County Registry of Deed on November 27, 1991, Book 9118, Page 336 (the "Master Deed").

The Unit is more particularly described in the Master Deed and on the site plans for the Condominium filed therewith entitled "Site + Land Plan Dedham Place Condominium, Dedham Place Associates Joint Venture dated November 7, 1991, prepared by Howard L. Millard (the "Site Plans").

The Unit is conveyed together with an undivided fifty-one (51%) percent interest appertaining to said Unit in the common areas and facilities of the Condominium, and together with the right to the exclusive use of the areas shown as "Exclusive Use Areas - Unit O" on the Site Plans.

The United is conveyed subject to and with the benefit of (a) all easements, restrictions and encumbrances of record insofar as the same as now in force and applicable, (b) the provisions of Massachusetts General Laws Chapter 183A, as that statute is written as of the date hereof and as it may hereinafter by amended, the terms and provisions of the Master Deed and the Dedham Place Condominium Trust and By-laws, dated November 20, 1991, recorded with Norfolk County Registry of Deeds on November 27,1 991 in Book 9118, Page 376 and any rules and regulations promulgated pursuant thereto.

                      333 Elm Street, Dedham, Massachusetts

Lot 12 on Land Court Plan No. 21105J, dated July 16, 1969, a copy of which is filed with the Norfolk County Registry District of the Land Court with Certificate of Title No. 94229.

Numerous parcels of land described in the Deed at Book 11656, Page 456, two of which are shown on a recorded plan as follows:

Lots 1 and 1A shown on a plan entitled "Plan of Land in Dedham and Westwood, Mass." Dated December 21, 1979, by Ernest W Branch, Inc., Civil Engineers, recorded with said Deeds, Book 5880, Page 305.

All those six certain parcels of registered and unregistered land situated on Elm Street in Dedham and Westwood, Norfolk County, Massachusetts and more particularly described as follows:

                Parcels 1 and 2 of Parcel III - Unregistered Land

Two certain contiguous parcels of land with the building and improvements thereon being situated in Dedham and Westwood, Norfolk County, Massachusetts being shown as Lot 1 and Lot 1A on a plan entitled "Plan of Land in Dedham and Westwood, Mass." Scale: 40 feet to an inch, dated Dec. 21, 1979, prepared by Ernest W. Branch, Inc., Civil Engineers, Munroe Building 1245 Hancock Street, Quincy, Massachusetts, recorded with the Norfolk County Registry of Deeds in Book 5580, Page 305, and more particularly bounded and described as follows:

NORTHEASTERLY by Elm Street, as shown on said plan, by a curved line, ninety-six and 71/100 (96.71) feet;

EASTERLY by discontinued county layout as shown on said plan, by two (2) courses measuring respectively, fifty-two and 70/100 (52.70) feet and eighty-seven and 77/100 (87.77) feet;

SOUTHERLY     by Commonwealth of Massachusetts Circumferential Highway, as
              shown on said plan, twenty-three and 05/100 (23.05) feet;

EASTERLY by Commonwealth of Massachusetts Circumferential Highway, as shown on said plan, thirty-seven and 87/100 (37.87) feet;

SOUTHEASTERLY by Commonwealth of Massachusetts Circumferential Highway, as shown on said plan, ninety and 59/100 (90.59) feet;

SOUTHWESTERLY by Commonwealth of Massachusetts Circumferential Highway, as shown on said plan, by two (2) courses measuring respectively, thirteen and 95/100 (13.95) feet and two hundred ninety-eight and 76/100 (298.76) feet;

WESTERLY by land of Bruce's Animal Hospital and Kennel Inc., as shown on said plan, one hundred fourteen and 52/100 (114.52) feet;

NORTHERLY     by land of Bruce's Animal Hospital and Kennel Inc. as shown on said plan, three hundred twenty-seven and 20/100 (327.20) feet.

                    Parcel 3 of Parcel III - Registered Land

That certain parcel of land with the buildings and improvements thereon situated in Dedham and Westwood, Norfolk County, Massachusetts, being shown as Lot number 12 on a plan entitled "Subdivision Plan of Land in Dedham and Westwood", dated July 16, 1969, prepared by Pilling Engineering Company, Inc., Surveyors, approved by the Norfolk County Registry of District of the Land Court, filed in the Norfolk County Land Registration Office as No. 21105J, a copy of a portion of which is filed in said Land Court with Certificate No. 94229 I Book 472 at Page 29, and being more particularly bounded and described as follows:

WESTERLY      by Elm Street, thirty-eight and 20/100 (38.20) feet;

SOUTHWESTERLY by the end of said Elm Street, thirty-four and 60/100 (34.60)
              feet;

WESTERLY      by a line in former Elm Street, fourteen and 46/100 (14.46) feet;

NORTHWESTERLY by a line in said former Elm Street, by the Southeasterly line of
              Rustcraft Road and by land now or formerly of Nicola Columbo et al, ninety-one and 07/100 (91.07) feet;

NORTHEASTERLY
& NORTHERLY   by said Rustcraft Road, one hundred seventy-one and 88/100
              (171.88) feet; and

SOUTHEASTERLY by land now or formerly of The New York, New Haven and Hartford
              Railroad Company, two hundred thirty-seven and 07/100 (237.07) feet.

                   Parcel 4 of Parcel III - Unregistered Land

That portion of Rustcraft Road, abandoned by the Town of Dedham, Massachusetts, under Order recorded with the Norfolk County Registry of Deeds in Book 849, Page 103.

                   Parcel 5 of Parcel III - Unregistered Land

The portion of Elm Street, discontinued by the County of Norfolk, dated June 28, 1960 and recorded with Norfolk County Registry of Deeds in Book 3829, Page 408.

                   Parcel 6 of Parcel III - Unregistered Land

The portion of Rustcraft Road, abandoned by the Town of Dedham, Massachusetts, consisting of 59 square feet under Order dated April 22, 1954 and recorded with the Norfolk County Registry of Deeds in Book 3261, Page 56.

        130 Turner Street (128 Technology Center), Waltham, Massachusetts
                            (Stony Brook Office Park)

PARCEL 1
                              Parcel 1 of Parcel IV

A certain parcel of land situate in Waltham in the County of Middlesex and Commonwealth of Massachusetts, bounded and described as follows:

Beginning in the Southerly line of land of the Boston and Maine Railroad at land of the City of Cambridge at a point 59.82 feet S. 30 degrees 19 minutes 10 seconds W. from a point on the center line of the location of said railroad;

thence running by said Railroad land or location S. 54 degrees 4 minutes 40 seconds E., two hundred seventy-one and 6/10 (271.6) feet, and S. 58 degrees 55 minutes 20 seconds E., one hundred (100) feet;

thence turning and running Southeasterly still on said railroad land or location on a curve to the left having a radius of 2433.75 feet, one hundred one and 9/10 (101.9) feet;

thence turning and running Southeasterly still on said land or location on a curve to the left having a radius of 2911.18 feet, two hundred ninety-nine and 85/100 (299.85) feet;

thence Southwesterly about one hundred thirty-four (134) feet to a corner of land now or formerly of heirs of John Roberts;

thence turning and running N. 67 degrees 32 minutes 45 seconds W. in the Northerly line of said lands now or formerly of heirs of John Roberts, eight hundred three and 4/10 (803.4) feet to said land of City of Cambridge;

thence turning and running North 30 degrees 19 minutes 10 seconds E. by said last named land, two hundred forty-seven (247) feet to the point of beginning, be all of said measurements more or less.

Being the same shown premises as Lot A on a plan entitled "Plan of Land of White Pigment Corporation in Waltham, Massachusetts" dated August 15,1955, by Rowland
H. Barnes &. Co., Civil Engineers, recorded with Middlesex South District Registry of Deeds in Book 8555, Page 346 (the "1955 Plan").

Together with an easement in common with others entitled thereto to pass and repass and to install and maintain utilities in, over and under the private way marked "Easement" and located on Lot B on the 1955 Plan, the utilities in said private way to be located as may be agreed upon between the parties entitled to such way; and the right to use and extend at the expense of Compo Shoe Machinery Corporation, its successors and assigns, the railroad spur track of the Boston and Maine Railroad situated north of the building of White Pigment Corporation as it was located on April 29, 1955. Such easements are set forth in deed recorded with said Deeds in Book 8555, Page 350.

                              Parcel 2 of Parcel IV

That certain parcel of land situate in Waltham in the County of Middlesex and said Commonwealth, bounded and described as follows:

WESTERLY      three hundred ninety-two and 20/100 feet;

NORTHERLY     ninety-two and 42/100 feet; and

NORTHEASTERLY seven hundred seven and 04/100 feet, all by Lot 13 as shown on plan hereinafter mentioned;

SOUTHEASTERLY by Lot 9 on said plan, three hundred sixteen and 12/100 feet; and

SOUTHWESTERLY
& SOUTHERLY   by Lot 15 on said plan, six hundred twenty-nine and 32/100 feet.

Said parcel is shown as Lot 14 on said plan. All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 683, Page 56, with Certificate 110606.

Also another certain parcel of land situate in said Waltham bounded and described as follows:

SOUTHWESTERLY by the northeasterly line of Roberts Road, two hundred twenty-four and 87/100 feet;

NORTHEASTERLY by land now or formerly of White Pigment Corporation, two hundred feet; and

EASTERLY by land now or formerly of Edith L. True, sixty-two and 67/100 feet.

Said parcel is shown as Lot 8 on plan hereinafter mentioned. All of said boundaries are determined by the Court to be located as shown on a plan, as modified and approved by the Court, filed in the Land Registration office, a copy of a portion of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 544, Page 174, with Certificate 82924.

Said lots have the benefit of the provisions of Easement Indenture, Document 389934, referred to in Order of Court Document 389937.

There is also appurtenant to Parcel 2 of Parcel IV an unregistered easement, in common with others entitled thereto, to pass and repass and to install and maintain utilities in over and under the private way marked "Easement" located on Lot B on the 1955 Plan referenced in the description of Parcel 1, the utilities in said private way to be located as may be agreed upon between the parties entitled to use such way. Such easement is set forth in a deed recorded with said Deeds in Book 8555, Page 352.

                              Parcel 3 of Parcel IV

That certain parcel of land situate in Waltham in the County of Middlesex and said Commonwealth, bounded and described as follows:

SOUTHERLY     by Lot 13 as shown on plan hereinafter mentioned, one hundred fifty-three and 55/100 feet;

NORTHWESTERLY by land now or formerly of the City of Cambridge, ninety-six and
              78/100 feet; and

NORTHEASTERLY by land now or formerly of White Pigment Corporation, ninety and
              14/100 feet.

Said parcel is shown as lot 6 on said plan.

Also another certain parcel of land situate in said Waltham bounded and described as follows:

SOUTHWESTERLY by Lot 13 as shown on said plan hereinafter mentioned, two hundred twenty-seven and 85/100 feet;.and

NORTHEASTERLY two hundred twenty-three and 36/100 feet; and

EASTERLY      forty feet, by land now or formerly of White Pigment Corporation.

Said parcel is shown as Lot 7 on said plan.

Also another certain parcel of land situate in said Waltham bounded and described as follows:

NORTHEASTERLY by Lot 12 as shown on said plan hereinafter mentioned and by the
              Southwesterly line of Hartwell Street, three hundred forty-six and 19/100 feet;

EASTERLY by lands now or formerly of Raymond D. Pittman et al and of Thomas Walsh, one hundred ninety and 05/100 feet;

SOUTHERLY     forty-six and 59/100 feet; and

SOUTHEASTERLY one hundred forty-seven and 52/100 feet by land now formerly of
              George M. Yaghjian;

SOUTHWESTERLY by the northeasterly line of Sunnyside Street, three hundred eighty and 24/100 feet; and

NORTHWESTERLY by Lot 9 on said plan, three hundred fourteen and 52/100 feet.

Said parcel is shown as Lot 11 on said plan.

Also another certain parcel of land situate in said Waltham bounded and described as follows:

WESTERLY by land now for formerly of the City of Cambridge, four hundred eleven and 26/100 feet

NORTHERLY     by Lot 6 as shown on said plan hereinafter mentioned, one hundred fifty-three and 55/100 feet;

NORTHEASTERLY by land now formerly of White Pigment Corporation and by Lot 7 on said plan, seven hundred seventeen and 75/100 feet;

SOUTHEASTERLY by Lot 12 on said plan, forty feet;

SOUTHWESTERLY seven hundred seven and 04/100 feet;

SOUTHERLY     ninety-two and 42/100 feet; and

EASTERLY three hundred ninety-two and 20/100 feet, all by Lot 14 on said plan; and

SOUTHERLY     by Lot 16 on said plan, forty and 02/100 feet

Said parcel is shown as Lot 13 on said plan.

Also another certain parcel of land situate in said Waltham bounded and described as follows:

SOUTHEASTERLY by a line crossing Roberts Road as shown on plan filed in
              Registration Book 544, Page 174, forty and 79/100 feet;

WESTERLY by land now or formerly of the City of Cambridge, eight hundred ninety-seven and 98/100 feet:

NORTHERLY     by Lot 13 as shown on plan hereinafter mentioned forty and 02/100 feet; and


EASTERLY      by Lot 15 on said plan, eight hundred sixty-two and 80/100 feet.

Said parcel is shown as Lot 16 said plan.

Also another certain parcel of land situate in said Waltham bounded and described as follows:

SOUTHEASTERLY by the end of Hartwell Street, forty and 05/100 feet;

SOUTHWESTERLY by Lots 11 and 9 as shown on said plan hereinafter mentioned, two hundred twenty-six and 78/100 feet;

NORTHWESTERLY by Lot 13 on said plan, forty feet; and

NORTHEASTERLY by Lot 8 on said plan, two hundred twenty-four and 87/100 feet.

Said parcel is shown as Lot 12 on said plan.

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 683, Page 56, with Certificate of Title 110606.

All of the above described land has the benefit of the provisions of Easement Indenture, Document 389934.

There is also appurtenant to Parcel 3 an unregistered easement, in common with others entitled thereto, to pass and repass and to install and maintain utilities in, over and under the private way marked "Easement" located on Lot B on the 1955 Plan referenced in the description of Parcel 1, the utilities in said private way to be located as may be agreed upon between the parties entitled to use such way. Such easement is set forth in deeds recorded with said Deeds in Book 8458, Page 404 and Book 8555, Page 352.

                              Parcel 4 of Parcel IV

A certain piece or parcel of land situated in Waltham, County of Middlesex and Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a point which is South 22 degrees 27 minutes 15 seconds West twenty-eight (28.00) feet from Station 617-72.82 on center line of location Fitchburg Main Line Boston Division Boston and Maine Railroad, thence running South 22 degrees 27 minutes 15 seconds West eighteen and twenty-five hundredths (18.25) feet to a point:

thence turning and running along land of Compo Shoe Machinery Corporation on the following four (4) courses: on a curve to the right having a radius of two thousand nine hundred eleven and eighteen hundredths (2911.18) feet and a length and three hundred six and forty-seven hundredths (306.47) feet; on a curve to the right having a radius of two thousand four hundred thirty-three and seventh-five hundredths (2433.75) feet and a length of one hundred one and , ninety-four hundredths (101.94) feet; North 58 degrees 55 minutes 20 seconds West one hundred (100.00) feet; and North 54 degrees 04 minutes 40 seconds West two hundred seventy-one and sixty hundredths (271.60) feet to a point;

thence turning and running North 30 degrees 19 minutes 10 seconds East thirty-one and sixteen hundredths (31.16) feet to a point.

thence turning and running along land of Boston and Maine Railroad on the following three (3) courses: on a curve to the left having a radius of one thousand nine hundred thirty-eight and eight hundredths (1938.08) feet and a length of three hundred seventy-three and twenty-one hundredths (373.21) feet; on a curve to the left having a radius of two thousand four hundred fifteen and fifty hundredths (2415.50) feet and a length of one hundred one and eighteen hundredths (101.18) feet; on a curve to the left having a radius of two thousand eight hundred ninety-two and ninety-three hundredths (2892.93) feet and a length of three hundred four and fifty-four hundredths (304.54) feet to the point of beginning.

Be all of said measurements more or less, said parcel containing about fifteen thousand, five hundred thirty-two (15,532) square feet and being shown upon plan marked "Land in WALTHAM, MASS. Boston and Maine Railroad - To Compo Shoe Machinery Corporation, J.F. Kerwin Asst. Chief Engr., Scale 1"= 50 ft., May 1962, recorded with said Deeds as Plan No.1472 of 1962.

                              Parcel 5 of Parcel IV

That certain easement appurtenant to Parcels 1,2, 3 and 4 above, to and from said parcels to Turner Street, created and more particularly described by that certain Grant of Easement dated March 3, 1986 recorded with Middlesex South Registry of Deeds as Instrument No. 571 of March 4, 1986, and as more particularly described on the Plan recorded as Plan 279 of 1986.

Together with the benefit of easements as set forth in Deeds, recorded with said Deeds, Book 8555, Page 350 and Book 8555, Page 352.

Together with the benefit of the provisions of an Easement Indenture as set forth in Document No. 389934 as referred to in Document No. 389937.

                 201 University Avenue, Westwood, Massachusetts

That certain parcel of land situated in Westwood in the County of Norfolk and Commonwealth of Massachusetts bounded and described as follows:

SOUTHEASTERLY by University Avenue, shown on the plan, hereinafter referred to six hundred fifty-seven and 25/100 (657.25) feet;

SOUTHWESTERLY by Lots numbers 22, 24 and 32, as shown on said plan, three hundred eighty-four and 40/100 (384.40) feet;

NORTHWESTERLY by said lot numbers 32, six hundred fifty-seven and 25/100
              (657.25) feet; and

NORTHEASTERLY by land now or formerly of Eleanor F. O'Connor, three hundred eighty-four and 40/100 (384.40) feet.

Said parcel is shown as Lots 20 and 21 shown on Land Court Plan No. 26294F, dated June 3, 1964, revised through September 4, 1964, a copy of which is filed with the Norfolk County Registry District of the Land Court with Certificate of Title No. 76456.

Together with the benefit of drain and slope rights set forth in an Indenture, dated August 24, 1964, filed with said Registry District as Document No. 258345 and as set forth in an Order of Court, filed with said Registry District as Document No. 260043.

Together with the benefit of the rights set forth or referred to in Document Nos. 258596, 258597, 258689, 260043, 260694, 261815, 263363, and 263595.

                                    EXHIBIT B

                                74 TURNER STREET

                                LEGAL DESCRIPTION

Parcel of land located at 74 Turner Street in Waltham, Massachusetts.

A certain parcel of land with the buildings thereon situated on Turner Street and being shown as Lot B on a plan entitled "Plan of Land of White Pigment Corporation in Waltham, Mass." Scale 1" = 40ft., dated August 15, 1995, Rowland
H. Barnes & Co., Civil Engineer, recorded with Middlesex South District Registry of Deeds in Book 8555, Page 346, and more fully described as follows:

SOUTHERLY     by Turner Street four hundred and fourteen (414.0) feet;

SOUTHEASTERLY in two courses by said Turner Street and land now or formerly of
              Edith L. True, sixty and 85/100 (60.85) feet and forty (40.00) feet;

SOUTHERLY     by land of owners unknown, two hundred (200.00) feet;

WESTERLY by land of owners unknown, forty (40.00) feet; and by Lot A, one hundred thirty-four (134.0) feet;

NORTHERLY     by land now or formerly of the Boston and Maine Railroad, six hundred and 35/100 (600.35) feet;

EASTERLY by land now or formerly of the Boston and Maine Railroad, twenty-nine and 4/10 (29.4) feet.

All as shown on said plan.

                                    EXHIBIT C

                 Form of Redeemed Interests Assignment Agreement

                            ASSIGNMENT AND ASSUMPTION
                             OF MEMBERSHIP INTEREST

     This Assignment and Assumption of Membership Interest (this "Agreement") is made as of this ____ day of June, 2004 by and between ____________________ ("Assignor") and Wellsford/Whitehall Group, L.L.C., a Delaware limited liability company ("Assignee").

                                    RECITALS

     WHEREAS, Assignor currently owns the membership interest described on
Schedule I (the "Membership Interest") in Wellsford/Whitehall Group, L.L.C., a Delaware limited liability company (the "Company"); and

     WHEREAS, the Company is presently governed by that certain Limited Liability Company Operating Agreement of the Company, dated as of May 28, 1999, as amended by the First Amendment thereto dated as of December 21, 2000, and as further amended by the Second Amendment thereto dated as of March 29, 2004; and

     WHEREAS, Assignee desires to redeem the Membership Interest, all as part of that certain Redemption Agreement dated June 2004, between the parties hereto, among others (the "Redemption Agreement").

     NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. On the terms and conditions hereinafter set forth, Assignor hereby grants, conveys, assigns and transfers to Assignee (collectively, the "Assignment") all of Assignor's right, title and interest, in, to and under the Membership Interest (the "Assigned Interest").

     2. Assignee hereby accepts the Assignment and, subject to the provisions of that certain Redemption Agreement dated as of the date hereof between Assignor and Assignee, among others, assumes the obligations of Assignor with respect to the Membership Interest accruing after the date hereof and, subject to the provisions of said Redemption Agreement, hereby releases the Assignor from any and all obligations the Assignor may have to Assignee.

     3. Upon the execution of this Assignment by the parties hereto, Assignor does hereby withdraw as a member of the Company.

                                   Exh. C-1-

     4. Assignor hereby represents and warrants to Assignee that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Assignment:

     (a) The execution and delivery of this Agreement and the performance by Assignor of its, his or her obligations under this Agreement requires no further action or approval of any other individual or entities, other than any such matters as may be required under the governing documents of the Company, any of the Subsidiaries or any of their Affiliates (as such capitalized terms are defined in the aforesaid Redemption Agreement), or pursuant to an agreement by which the Company, any of the Subsidiaries or any of their Affiliates or any of their respective properties is bound or subject to, in order for this Agreement to constitute a binding valid and enforceable obligation of Assignor. This Agreement is the legal, valid and binding obligation of Assignor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

     (b) Assignor is not non-resident alien (as such term is defined in the Internal Revenue Code and United States Income Tax Regulations).

     (c) The entry into, the performance of, or compliance with this Agreement by Assignor has not resulted, and will not result, in any violation of, default under, or acceleration of any obligation under any existing agreement, including, without limitation, the mortgage, indenture, loan agreement, note, contract, lease, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to Assignor or its Interest or any part thereof, not including herein any such matter under the Operating Agreement or applicable to the Company, any of the Subsidiaries or any of their Affiliates or by which any of them or any of their respective properties are bound.

     (d) Assignor (i) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, and (ii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and, to the actual knowledge of Assignor, no such petition has been filed against Assignor.

     (e) Assignor has good and valid title to the Membership Interest set forth opposite Assignor's name on Schedule I hereto, free and clear of all Liens, and has not previously assigned, encumbered, conveyed, hypothecated or otherwise transferred all or any part of such Membership Interest or agreed to do any of the foregoing. Assignor acknowledges and agrees that, effective upon the execution of this Agreement, it shall have no further Interest in the Company.

                                   Exh. C-2-

     (f) Assignor (either alone or with his, her or its advisors) has sufficient knowledge and experience in financial, tax and business matters to enable him, her or it to evaluate the benefits, detriments, advantages, disadvantages, merits and risks of the redemption of the Redeemed Interests and the acquisition of the WASH Properties and the 74 Turner Property. Assignor acknowledges that
(1) the transactions contemplated by this Agreement involve complex legal and tax consequences for Assignor and Assignor is relying solely on the advice of his, her or its own legal and tax advisors in evaluating such consequences, (2) neither the Company (including any of its Affiliates), nor the Manager nor the Management Committee of the Company nor any of the Non-Saracen Members, or their respective legal and tax advisors has made (or shall be deemed to have made) any representations or warranties as to the legal or tax consequences of such transactions to Assignor and (3) Assignor is not relying upon the Company, any of the Non Saracen Members or any of their respective tax or legal advisors (including Sullivan & Cromwell and Ernst & Young) with respect to any structuring, tax, legal, financial or other aspect of the transactions contemplated by this Agreement.

     (g) Assignor is over 21 years of age, of sound mind and has the legal and mental capacity to act for himself or herself.

     (h) In connection with this Agreement and the Redemption Agreement, Assignor has been represented by independent legal counsel, understands the assumptions of risk and liability set forth in this Agreement and understands that it will not have any recourse whatsoever against any the Company or any Company Party, except as expressly set forth in this Agreement and in the Redemption Agreement. Assignor further acknowledges that it is has had a full and adequate opportunity to understand the Properties and to review and discuss the same with the Company and with the property manager (which is an affiliate of some of the Saracen Members, and in this regard in the property manager's capacity as an affiliate of some of the Saracen Members and not in the property manger's capacity as a representative or agent of the Company).

     Assignor shall indemnify and defend the Company against and hold the Company harmless from any and all losses, costs, damages, liabilities and expenses (including, without limitation, reasonable counsel fees) arising out of any breach by Assignor of its representations and warranties hereunder, except as limited herein.

     Capitalized terms used above and not defined in this Agreement shall have the meanings ascribed thereto in the Redemption Agreement.

     5. Assignee hereby represents and warrants to Assignor that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Assignment:

     (i) The execution and delivery of this Agreement and the performance by Assignee of its obligations under this Agreement requires no further action or approval of any other individual or entities in order for this Agreement to constitute a valid, binding and

                                    Exh. C-3-

enforceable obligation of Assignee. This Agreement is the legal, valid and binding obligation of Assignee, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

     (j) The entry into, the performance of, or compliance with this Agreement by Assignee has not resulted, and will not result, in any violation of, default under, or acceleration of any obligation under any existing agreement, including, without limitation the mortgage, indenture, loan agreement, note, contract, lease, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to Assignee or any part thereof, not including herein any such matter under the Operating Agreement or applicable to the Company or any of the Company's Affiliates.

     (k) Assignee (i) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, and (ii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and, to the actual knowledge of Assignee, no such petition has been filed against Assignee.

     6. The representations and warranties set forth in Paragraphs 4 and 5 hereof shall survive the delivery of this Agreement for the applicable statute of limitations.

     7. (a) Assignor agrees to indemnify, defend and hold Assignee, its members, employees, agents and representatives, their respective Affiliates and their respective successors and assigns, harmless from and against any and all actual losses, costs, damages, claims, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements) actually suffered or incurred in connection with or arising out of any breach of any representation or warranty by Assignor contained herein.

     (b) Assignee agrees to indemnify, defend and hold Assignor, its members, employees, agents and representatives, their respective Affiliates and their respective successors and assigns, harmless from and against any and all actual losses, costs, damages, claims, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements) actually suffered or incurred in connection with or arising out of any breach of any representation or warranty by Assignee contained herein.

     8. The parties hereto agree that this Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     9. This Agreement shall be construed under and enforced in accordance with the laws of the State of Delaware.

                                    Exh. C-4-

     10. Any modification of this Agreement shall be effective only if in a writing executed by all parties.

     11. This Agreement may be executed in counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

                            [signature page follows]

                                    Exh. C-5-

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the day and year first above written.

                                    [ASSIGNOR]


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    WELLSFORD/WHITEHALL GROUP, L.L.C.,
                                    A Delaware limited liability company

                                    By: WP Commercial, L.L.C., its Manager


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    Exh. C-6-

                                    EXHIBIT D

                           Form of FIRPTA Certificate

                        CERTIFICATE OF NON-FOREIGN STATUS

     This Certificate of Non-Foreign Status (this "Certificate") is made as of the day of __________, 2004, by ____________________, a ____________________
(the "Transferor").

     This Certificate is made pursuant to Section 1445 of the Internal Revenue Code, which provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. [For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.] To inform the transferee that withholding of tax is not required on the disposition of a U.S. real property interest by the Transferor, the undersigned hereby certifies the following [on behalf of the Transferor]:

     1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate or non-resident alien (as those terms are defined in the Internal Revenue Code and United States Income Tax Regulations);

     2. [The Transferor is not a disregarded entity, as defined in United States Income Tax Regulations Section 1.1445-2(b)(2)(iii);]

     3. The Transferor's U.S. employer identification number or social security number is ____________________; and

     4. The Transferor's [office] address is:

        _____________________________
        _____________________________
        _____________________________

     The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury, I declare that I have examined the contents of this Certificate and, to the best of my knowledge and belief, they are true, correct, and complete, [and I further declare that I have authority to sign this document on behalf of the Transferor].

                                        __________________________________

                                    EXH D-1-

                                    EXHIBIT E

                          FORM OF ASSIGNMENT OF LEASES

                                     EXH E-1

                          FORM OF ASSIGNMENT OF LEASES

                 ASSIGNMENT AND ASSUMPTION AGREEMENT RE: LEASES

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment") is made as of this _ day of July 2004, by and between Wells Avenue Senior Holdings LLC ("Assignor") and RP/Saracen Properties, LLC (the "Assignee").

                                    RECITALS:

     Reference is made to the following facts that form the background to this
Assignment:

     A. The owners of the Assignee are members of the Wellsford/Whitehall Group, LLC, a Delaware limited liability company (the "Company"). The Company is the eventual parent of the Assignor. The Company and the aforesaid owners have entered into that certain Redemption Agreement dated July 2, 2004 (the Redemption Agreement"). Capitalized terms used herein but not defined shall have the meanings set forth in the Redemption Agreement.

     B. WASH owns the WASH Properties, one of which is located at 75/85/95 Wells Avenue, Newton, Massachusetts and more particularly described in Exhibit A attached hereto (the "Property").

     C. Simultaneously with the execution of this Agreement, the Company is redeeming the interests of all of the owners of the Assignee in the Company in exchange for the WASH Properties, among other considerations, pursuant to the terms and conditions of the Redemption Agreement.

     D. The Assignor desires to convey, assign, transfer and set over, as applicable, to the Assignees all of the interest, rights and benefits of the Assignor in and to the personal property, tangible or intangible, related to the Property upon the terms hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

     1. Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor in and to the following described property: All leases, subleases and other occupancy agreements relating to or affecting the Premises, together with all guarantees of obligations of tenants and other parties under such leases and agreements, including, without limitation, the leases and other agreements more fully described on Exhibit B attached hereto and made a part hereof (collectively, the "Leases");

     TO HAVE AND TO HOLD all of the foregoing unto the Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained herein.

     2. Assignee hereby accepts the foregoing assignment of the Leases and hereby assumes all the duties and obligations of Assignor accruing under the Leases and with respect to the Security Deposits described in Exhibit C attached hereto. Assignee shall indemnify, defend and hold Assignor harmless from and against, any and all claims, liabilities and costs (including attorneys' fees and costs) arising out of or relating to Assignee's failure to perform any duty or obligation assumed by Assignee under the Leases or with respect to the Security Deposits.

     3. This Assignment is without recourse to Assignor, except such, if any, as provided for under the Redemption Agreement.

     4. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

   [Remainder of Page Intentionally Left Blank. Signatures on Following Page.]

     IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement Re: Leases under seal on the day and year first above written.


WITNESS:                                 ASSIGNOR:

                                         WELLS AVENUE SENIOR HOLDINGS LLC
--------------------

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ASSIGNEE:

--------------------                    RP/SARACEN PROPERTIES, LLC

                                        By: RP/SARACEN HOLDINGS, LLC, its sole
                                            member

                                        By: SM EQUITY LLC HOLDINGS, its sole
                                            member


                                        By:
                                           -------------------------------------
                                           Name:   Kurt W. Saraceno
                                           Title:  Manager

                                    EXHIBIT A

                          Legal Description of Property

                                    EXHIBIT B

                         Leases at ____________________

                                    EXHIBIT F

                         FORM OF ASSIGNMENT OF CONTRACTS

                                     EXH F-1

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                          RE: CONTRACTS AND INTANGIBLES

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of the ___ day of July 2004, by and between Wells Avenue Senior Holdings LLC ("Assignor") and RP/Saracen Properties (the "Assignee").

                                    RECITALS:

     Reference is made to the following facts that form the background to this
Assignment:

     A. The owners of the Assignee are members of the Wellsford/Whitehall Group, LLC, a Delaware limited liability company (the "Company"). The Company is the eventual parent of the Assignor. The Company and the aforesaid owners have entered into that certain Redemption Agreement dated July 2, 2004 (the Redemption Agreement"). Capitalized terms used herein but not defined shall have the meanings set forth in the Redemption Agreement.

     B. WASH owns the WASH Properties, listed and more particularly described in Exhibit A, attached hereto (the "Property").

     C. Simultaneously with the execution of this Agreement, the Company is redeeming the interests of all of the owners of the Assignee in the Company in exchange for the WASH Properties, among other considerations, pursuant to the terms and conditions of the Redemption Agreement.

     D. The Assignor desires to convey, assign, transfer and set over, as applicable, to the Assignees all of the interest, rights and benefits of the Assignor in and to the personal property, tangible or intangible, related to the Property upon the terms hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

     1. Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor in, to and under any of the following:

     (a) All those certain service, supply and maintenance agreements, equipment leases, and such other contracts with respect to or affecting the Property, all as are specifically listed on Exhibit B attached hereto and made a part hereof (collectively, the "Contracts").

     (b) All existing warranties and guaranties (express or implied) benefiting Assignor in connection with the improvements or the personal property being conveyed to Assignee by Bill of Sale of even date herewith,

     (c) All existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, and

     All items described in (b) and (c) above are hereinafter collectively referred to as the "Intangibles".

     2. Assignee hereby accepts the foregoing assignment of the Contracts and the Intangibles and hereby assumes all the duties and obligations of Assignor accruing under the Contracts and the Intangibles, including, without limitation, the obligation to pay, and all liability for the payment of, all payables in respect of the Contracts and all Operating Payables, as such term is defined in the Redemption Agreement. Assignee shall indemnify, defend and hold Assignor harmless from and against, any and all claims, liabilities and costs (including attorneys' fees and costs) (i) accruing and arising out of or relating to the Contracts or with respect to the Intangibles, or (ii) relating to any actions taken or agreements entered into by Assignee, any Saracen Member, Northeast Services, Inc., or any of their respective Affiliates in respect of the Contracts or the Intangibles.

     3. Assignee shall assume the obligation to pay, and all liability for the payment of, all payables related to the Contracts and will assume all obligations and liabilities under all of the Operating Contracts. This Assignment is without recourse to Assignor, except such, if any, as provided for under the Redemption Agreement.

     4. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

   [Remainder of Page Intentionally Left Blank. Signatures on Following Page.]

     IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement Re: Contracts And Intangibles under seal on the day and year first above written.

                                         ASSIGNOR:

                                         WELLS AVENUE SENIOR HOLDINGS LLC


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Hereunto duly authorized


                                         ASSIGNEE:

                                         RP/SARACEN PROPERTIES, LLC


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Hereunto duly authorized.

                                    EXHIBIT G

                             Form of Quitclaim Deed

     The undersigned, [WELLS AVENUE SENIOR HOLDINGS, LLC/74 TURNER STREET LLC], having a mailing address of c/o WP Commercial, L.L.C., 26 Main Street, Chatham, New Jersey 07928 ("Grantor") for and in consideration of the assumption by the Grantee of the debt presently encumbering the Properties and the redemption of the ownership interests of the owners of the Grantee in the indirect owner of the Grantor, and no other consideration, hereby GRANTS to [Saracen Members Designee], a Delaware limited liability company, having an address The Saracen Companies, Seven Wells Avenue, Newton Center, Massachusetts 02450 ("Grantee"), with QUITCLAIM COVENANTS, the land and all improvements thereon located in _____________, ________________ County, Massachusetts known [and numbered as] ___________________________________________________ and more particularly described in Exhibit A attached hereto and made a part hereof (the "Property").

     This conveyance is made subject to and with the benefit of those easements, covenants, conditions, agreements and restrictions of record, insofar as they may lawfully affect the Property.

     [The premises being conveyed do not constitute all or substantially all of the assets of the Grantor located in the Commonwealth of Massachusetts.] [TO DISCUSS - WHY DO WE NEED THIS?]

     Being the same premises conveyed to by deed of ____________________ and filed with the ____________________ County Registry of Deeds (the "Register") as Document No. ____.

     IN WITNESS WHEREOF, said Grantor has caused this deed to be signed, acknowledged and delivered on its behalf, under seal, by the undersigned as of the ___ day of June, 2004.

                                        WELLS AVENUE SENIOR HOLDINGS,LLC/
                                        74 TURNER STREET LLC

WITNESS:

                                    EXH G-1-

--------------------                    By:
                                           -------------------------------------
                                           Name:________________________________
                                           Title:_______________________________

                       (Acknowledgement on the next page)

                                    EXH G-2-

                                 ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS )
                              ) ss.
COUNTY OF                     )      June __, 2004

     On this __ day of __________, 2004, before me, the undersigned notary public, personally appeared ____________________, as ____________________ of
____________________, LLC, proved to me through satisfactory evidence of identification, which were ____________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires:
                                                              ------------------

                                    EXH G-3-

                                    EXHIBIT A

                               LEGAL DESCRIPTION

     A certain parcel of land situated in ____________________ in the County of ____________________ and Commonwealth of Massachusetts, bounded and described as follows:

                            [signature page follows]

                                    EXH G-4-

                                    EXHIBIT H

                              FORM OF BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS, that [Wells Avenue Senior Holdings LLC/74 Turner Property LLC] ("Grantor"), for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby bargain, convey, grant, transfer, assign, and convey, without recourse, to [Designee] ("Grantee"), its successors and assigns, for its and their own use and benefit, forever, any and all personal property (whether tangible, intangible or otherwise) owned by Grantor and now at, in or upon or used in connection with the premises known as ___________ located in ______________, and more particularly described on Exhibit A attached hereto (the "Premises"), including, without limitation, the following:

     All furniture, fixtures, equipment, machines, apparatus, appliances, supplies and personal property of every nature and description and all replacements thereof, any plans and specifications, surveys, catalogs, booklets, manuals, files, logs, records, correspondence, tenant lists, tenant prospect lists and other mailing lists, sales brochures and materials, leasing brochures and materials, advertising materials and other similar items, market studies and similar inspections with respect to the sale, management, leasing, promotion, ownership, maintenance, use, occupancy and operation of the Premises, permits, licenses, certificates of occupancy, approvals, guaranties, warranties, utility contracts or other rights relating to the ownership, use or operation of the Premises, (but excluding attorney and accountant work product).

     In Witness Whereof, Grantor has executed this Bill of Sale, under seal, as of the ____ day of June, 2004.

Witness:                                     GRANTOR:


                                      ___-1

                                    EXHIBIT I

                           FORM OF BORROWER AFFIDAVIT

STATE OF                  )
                          ) ss:
COUNTY OF                 )

     ____________________, being the authorized signatory of WASH Manager L.L.C., a Delaware limited liability company and the manager of Wells Avenue Senior Holdings LLC, a Massachusetts limited liability company ("Wells Avenue") (and solely in such capacity as authorized signatory of WASH Manager L.L.C.), in consideration of Land America Commercial Services (the "Title Company") issuing its Title Commitments and Policies of Title Insurance (the "Title Policies") insuring an interest in the real estate described on Exhibit A, annexed hereto (the "Premises"), and being first duly sworn on oath, deposes and states as follows:

     1. That, except as shown on Exhibit B annexed hereto, Wells Avenue has not
(a) performed any construction or repair work on the Premises, (b) contracted for any labor to be supplied to the Premises or (c) contracted for any materials to be delivered to the Premises, in each case for at least ninety (90) days preceding the date hereof which has not already been paid.

     2. Wells Avenue hereby indemnifies Title Company and agrees to hold it harmless against any loss, claim, cost, damage or expense, including attorneys' fees and court costs, which it may sustain, suffer or incur by reason of the filing, recording, assertion or claim of any and all mechanics' and/or materialmen's lienors by reason of rights, actions and claims entered, filed or commenced against the Premises arising out of work done or alleged to be done or materials furnished or alleged to be furnished within the past ninety three (93) days to, or on account of, any construction, erection or improvement made or to be made upon the Premises and not shown as an exception to title on Schedule B to the Title Commitments only to the extent said mechanics' and/or materialmen's lien is the result of work done or materials furnished at the Premises specifically requested or consented to by the Wells Avenue or it's agents or representatives.

     3. Wells Avenue will indemnify and hold Title Company harmless from and against any claim or liability in connection with any lien, encumbrance or other matter affecting title to the Premises which first appears in the public record after the date of closing and before the recordation of the insured deed, provided such lien, encumbrance or other matter was created or caused by Wells Avenue and provided such deed is recorded within five business days after closing.

     4. The only tenants occupying the Premises are as set forth on the rent rolls annexed hereto as Exhibit C.

                                         WELLS AVENUE SENIOR HOLDINGS, L.L.C

                                         By:  WASH Manager L.L.C, its Manager


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Sworn to before me this
_____ day of ___________, 2004.


-------------------------------
(Notary Public)

                                    EXHIBIT J

                            Form of Release Language

     Lender, for itself and its successors and assigns, hereby forever, unconditionally and irrevocably, releases, discharges, acquits and covenants not to sue, Wells Avenue Senior Holdings LLC ("Borrower"), its direct and indirect partners and affiliates and their respective officers, directors, employees and other agents, of and from any and all claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, costs, obligations, liabilities and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any circumstances or state of facts pertaining to the Loan Documents, in each case which arise after the date hereof, or relating to the performance or nonperformance of any agreement or obligation related thereto, or relating to any statements, representations, acts or omissions, intentional, willful, negligent or innocent in any way connected with, relating to or affecting, directly or indirectly, the Loan Documents, in each case which arise or are required after the date hereof. Lender hereby represents and warrants that (i) Lender owns all of the purported claims, rights, demands and causes of action that Lender is releasing by this release and that no other person or entity has an interest in said claims, rights, demands or causes of action by reason of any contract or dealing with Lender, and (ii) Lender has not assigned to any other person or entity all or any part of such claims, rights, demands or causes of action.

                                    EXH I-1-

                                   SCHEDULE I

                               Assigned Interests

                                                               Membership
                                                               ----------
            Name of Saracen Member                               Units
            ----------------------                               -----

            Dominic J. Saraceno                                 734,713

            Kurt W. Saraceno                                    245,800

            Ingeborg E. Saraceno                                203,510

            Heidi A. Saraceno-Lawlor                            106,783

            Leas A. Saraceno                                     51,043

            Stephen Davis                                        12,132

            Edward Werner                                        47,442

            Carlton G. Tarpinian                                 17,290

            George McLaughlin, III                               15,413

                                    Sch I-1

                                   SCHEDULE II

                               Non-Saracen Members

Wellsford Commercial Properties Trust

WXI/WWG Realty, L.L.C.

WHWEL Real Estate Limited Partnership

W/W Group Holdings, L.L.C.

WP Commercial, L.L.C.

                                    Sch II-1

                                  SCHEDULE III

                          Section 5.2(a) Breach Damages

A.   Definitions used in Schedule:

     (i) "Code" shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provision(s) of succeeding law.

     (ii) "Non-Recourse Liabilities" has the meaning set forth in Treasury Regulations Section 1.752-1(a)(2).

     (iii) "Required Amortization" means the partial, periodic amortization of the Nomura Loan during the period from May 15, 1998 through May 15, 2007, but only as and to the extent such amortization is required in connection with any applicable regularly scheduled payment of principal and interest pursuant to the documents evidencing the Nomura Loan as of May 15, 1998, such amortization not to include any voluntary or involuntary payments of principal, other than Required Amortization on or before May 15, 2007, whether in connection with any default, casualty, condemnation or otherwise.

     (iv) "Treasury Regulations" shall mean the regulations promulgated under the Code, as such regulations are in effect on the date of the Contribution of the Properties to the Company.

B. For purposes of this Schedule , the term "Saracen Debt Reduction Event" shall mean the recognition of taxable income by any Saracen Member as a result of the failure, for any reason whatsoever, of the Company to have outstanding an amount of Non-Recourse Liabilities such that each Saracen Member is allocated (pursuant to Section 752 of the Code and the Treasury Regulations issued thereunder) an amount of such liabilities at least equal to the amount by which such Saracen Member's (outside) tax basis in his Interest would be negative but for allocations of "Non-Recourse Liabilities" to such Member (pursuant to Section 752 of the Code and the Treasury Regulations thereunder), in order to prevent such Member from recognizing taxable income as a result of a reduction in the amount of debt allocable to such Member; provided, however, that the amount of liabilities required to be allocated to all Saracen Members in the aggregate shall not exceed $50,000,000, reduced over time with respect to each applicable Saracen Member (x) by the aggregate amount of additions to such Saracen Member" (outside) tax basis in his Interests attributable to all prior Saracen Debt Reduction Events, and (y) by the aggregate amount of "Required Amortization" as allocated entirely among the Saracen Members.

C. In the event of a breach by the Company of Section 5.2(a) of the Redemption Agreement resulting in a Saracen Debt Reduction Event, the Company shall pay to the applicable Saracen Members an amount equal to the amounts described in Paragraphs D or E, as applicable, and G below.

D. In the case of any Saracen Debt Reduction Event at or before May 15, 2003, the aggregate federal, state and local income taxes (determined in acordance with paragraph G below) payable by each Saracen Member on the pro rata amount of taxable income recognized by such Saracen Member as a result of the Saracen Debt Reduction Event, as such taxable income is reduced, without duplication, by items (x) and (y) described in Paragraph B above.

E. In the case of any Saracen Debt Reduction Event after May 15, 2003, and subject to Paragraph G below, an amount representing the present value of the aggregate federal, state and local income taxes (determined in accordance with Paragraph G below) payable by each Saracen Member on the pro rata amount of taxable income recognized by such Saracen Member as a result of the Saracen Debt Reduction Event, as such taxable income is reduced, without duplication, by items (x) and (y) described in Paragraph B above, determined as if such taxes were payable on May 15, 2007 and calculated using a 10% discount rate.

F. In addition, and notwithstanding the foregoing, in the case of any Saracen Debt Reduction Event that occurs after May 15, 2003, the Company shall, concurrently with the event or circumstance which results in such Saracen Debt Reduction Event, make a loan to each Saracen Member providing for (i) a principal amount equal to the amount by which the aggregate federal, state and local income taxes payable by such Saracen Member as a result of such Saracen Debt Reduction Event exceeds the amount reimbursed by the Company pursuant to Paragraph D or E above; (ii) an interest rate equal to 10% per annum or, in the case of a Saracen Debt Reduction Event that arises in connection with an event which is not within the reasonable control of the Company, an interest rate equal to 12% per annum, which interest shall accrue until maturity, with all such amounts compounding annually; (iii) maturity on May 15, 2007; and (iv) prepayment at any time without premium or penalty.

G. Any reimbursement by the Company under Paragraph D and/or E above shall be increased by an amount (the "gross-up") to take into account any tax liability that would be incurred by the Saracen Member arising from the receipt or accrual of such reimbursement payment without regard to the gross-up. That is, the gross-up amount does not take into account any tax liability that would be incurred by the Saracen Member arising from the receipt or accrual of the gross-up payment itself. In computing the amount of any tax reimbursement payment or gross-up, such Saracen Member shall be deemed to be subject to federal, state and local income tax at the highest effective tax rate imposed on income of residents of Boston, Massachusetts then in effect but taking into account all applicable capital gains tax rates and giving effect to all federal income tax savings attributable to deductions for all state and local taxes payable hereunder in connection with a Saracen Debt Reduction Event, and such payments shall be made without regard to or reduction for any items of loss, deduction or credit to which such Member may be entitled under applicable law, other than such deductions for all state and local taxes payable hereunder.

                                   SCHEDULE IV

                               SCHEDULE OF LEASES

7/57 WELLS AVENUE, NEWTON, MASSACHUSETTS

     1    Boston Sausage & Provision Company, Inc.

          a.   Lease dated June 6, 1996

          b.   First Amendment dated September 5, 2003

     2    Charles J. Murray

          a.   Lease dated February 24, 1992

          b.   First Amendment dated June 2, 1997

          c.   Second Amendment dated June 24, 2002

     3    Churchill Forge, Inc.

          a.   Lease dated February 23, 1987

          b.   First Amendment dated December 10, 1996

          c.   Second Amendment dated December 21, 1998

          d.   Third Amendment dated October, 2003

     4    CWC Builders, Inc.

          a.   Lease dated May 1, 1989

          b.   First Amendment dated March 31, 1992

          c.   Second Amendment dated March 8, 1995

          d.   Third Amendment dated November 27, 1996

          e.   Fourth Amendment dated September 30, 1999

          f.   Fifth Amendment dated September, 2002

     5    Derby & Company, Inc.

          a.   Lease dated June 5, 1996

          b.   First Amendment dated January 27, 1999

          c.   Second Amendment dated July, 2001

     6    FIC Management, Inc.

          a.   Lease dated September 15, 1998

          b.   First Amendment dated October 21, 2003

     7    FinArc, LLC

          a.   Lease dated 1999 (No date)

          b.   Letter Agreement dated April 27, 2004

     8    The Freeman Firm, P.C.

          a.   Lease dated March 17, 1998

          b.   First amendment dated April 1, 2003

     9    GEO Centers, Inc.

          a.   Lease dated July 30, 1985

          b.   Addendum to Lease dated September 25, 1986

          c.   First Amendment to Lease dated October 13, 1989

          d.   Second Amendment to Lease dated March 30, 1992

          e.   Third Amendment to Lease dated November 17, 1992

          f.   Fourth Amendment to Lease dated November 7, 1997

          g.   Fifth Amendment to Lease dated December 23, 2002

          h.   Letter Agreement dated March 4, 2003

          i.   Sixth Amendment to Lease dated August, 2003

     10   The Hall Corporation (formerly The Stackpole Corporation)

          a.   Lease dated February 28, 2002

     11   Heroix Corporation

          a.   Lease dated October, 1999

     12   Hoffman, Alvary & Company, LLC

          a.   Lease dated August, 2001

     13   Jungbunzlauer, Inc.

          a.   Lease dated December 2, 1997

          b.   First Amendment to Lease dated September, 2002

     14   Northeast Real Estate Services, LLC

          a.   Lease dated January 1, 1999

               First Amendment regarding Relocation of Leased Premises under Lease dated August 8, 2003

3 ALLIED DRIVE, DEDHAM, MASSACHUSETTS

     1    ARC Advisory Group, Inc.

          a.   Lease dated May 2, 1994

          b.   Amendment To Lease dated August 8, 2001

     2    CapitalSource Finance, LLC

          a.   Lease dated July 31, 2002

          b.   Letter Agreement dated July 31, 2002

     3    Goodman & Shapiro, LLC

          a.   Lease dated August, 2003

     4    The Manufacturer's Life Insurance Company

          a.   Lease dated November, 2003

     5    Washington Mutual Bank, FA

          a.   Lease dated November 21, 2001

               Subordination, Non-Disturbance and Attornment Agreement dated November, 2001

          c.   First Amendment to Lease dated April 29, 2002

75-85-95 WELLS AVENUE, NEWTON, MASSACHUSETTS

     1    Charles River Office Suites, Inc.

          a.   Lease dated September 26, 2003

               Subordination, Non-Disturbance and Attomment Agreement dated November 26, 2003

     2    EMC Corporation

          a.   Lease dated June, 1998

          b.   First Amendment to Lease dated June 27, 2000

     3    Information Technology Systems, Inc.

          a.   Lease dated June 9, 1999

          b.   Forbearance Agreement dated January 13, 2003

     4 Invensys Production Solutions (formerly Wonderware Solutions, Inc., successor to Marcam Solutions, Inc.)

          a.   Lease (Undated)

          b.   Letter Agreement dated June 15, 2000

          c.   First Amendment to Lease dated June 16, 2000

     5    Nationwide Life Insurance Company of America

          a.   Lease dated November, 1998

          b.   Notice of Early Termination dated February 10, 2003

          c.   Extension of Lease Term dated May 17, 2004

333 ELM STREET, DEDHAM, MASSACHUSETTS

     1    Assistive Technology, Inc.

          a.   Lease dated June 3, 1996

          b.   Lease Agreement dated October 1, 2001

          c.   Second Amendment to Lease dated February 1, 2004

     2    Cataract & Laser Center, Inc.

          a.   Lease dated September 1, 1992

          b.   Amendment No. 1 dated December 16, 1994

          c.   Confirmation of Lease Renewal dated May 1, 1999

          d.   Letter Confirming Intent to Extend Lease dated June 7, 2002

          e.   Second Amendment to Lease dated September, 2002

     3    Cummins Northeast, Inc.

          a.   Lease dated November 20, 2002

     4    Herbert M. Shapiro and Barbara A. Shapiro

          a.   Lease dated April 4, 2000

     5    The Fertility Center of New England, Inc.

          a.   Lease dated April 15, 1999

          b.   Pre-Lease Construction Agreement dated April 15, 1999

     6    Metrocall, Inc.

          a.   Lease dated August 9, 2002

     7    New England Medical Center Hospitals, Inc.

          a.   Lease dated July 15, 1999

     8    RNK, Inc.

          a.   Lease dated May 8, 2000

          b.   Indemnification Agreement dated March 14, 2000

130 TURNER STREET, WALTHAM, MASSACHUSETTS

     1    Archon Group LP (formerly WP Commercial, L.L.C.)

          a.   License Agreement dated September 1, 2002

     2    Wachovia Securities, LLC

          a.   Lease dated September 5, 2003

OTHER LEASES (I.E., ANTENNA AGREEMENTS, SIGNAGE AGREEMENTS AND OTHER AGREEMENTS)

3 ALLIED DRIVE, DEDHAM, MASSACHUSETTS

     1    Arch Wireless, Inc. (formerly Paging Network of Massachusetts, Inc.)

          a.   Lease of Site For Communications Facilities dated December 1,
               1996

          b.   Letter dated December 1, 2000 (name change)

     2 Dedham Place Hotel Associates Limited Partnership (Dedham Place, Dedham, Massachusetts)

          a.   Signage License Agreement dated May 15, 1998

     3    Verison Wireless (formerly Cellco Partnership)

          a.   Building and Rooftop Lease Agreement dated December 11, 1997

          b.   Letter dated February 8, 2002 (name change)

     5    Wireless PCS, Inc. d/b/a AT&T Wireless Services

          a.   Lease Agreement dated December 27, 1996

75-85-95 WELLS AVENUE, NEWTON, MASSACHUSETTS

     1    Nextel Communications of the Mid-Atlantic, Inc.

          Communication Site Lease Agreement (Building) dated September 27, 2001

          Memorandum of Agreement dated September 21, 2001

130 TURNER STREET (STONY BROOK OFFICE PARK), WALTHAM, MASSACHUSETTS

     1    AT&T Wireless PCS, LLC

          a.   Antenna Site Agreement dated March 24, 2004

     2 Verizon Wireless (Formerly Cellco Partnership d/b/a Bell Atlantic Mobile of Massachusetts)

          Building and Rooftop Lease Agreement dated December 11, 1997 (lease never commenced)

          First Amendment to Building and Rooftop Lease Agreement dated 2004 (partially executed, awaiting fully executed original)

128 TECHNOLOGY DRIVE, WALTHAM, MASSACHUSETTS

     1    Nextel Communications of the Mid-Atlantic, Inc.

               Communications Site Lease Agreement (Building) dated September 27, 2001

          b.   Memorandum of Agreement dated September 27, 2001

          c.   Amendment No. 1 dated October 23, 2002

     2    Sprint Spectrum L.P.

          a.   Communications Site Lease Agreement (Building) dated May 9, 2003

125 TECHNOLOGY DRIVE, WALTHAM, MASSACHUSETTS

     1 Cingular Wireless (Southwestern Bell Mobile Systems Inc., d/b/a Cellular One)

          a.   Building Lease Agreement dated October 8, 1996

                                   SCHEDULE V

                               Commissions Payable

Listing Agent     Stony Brook

     Alex D. Dauria                      Spaulding & Slye Colliers International
     Alex_Dauria@SpauldSlye.com          255 State Street
                                         4th flr.
     Dir.: (617) 531-4215                Boston, MA 02109
     Mob.: (617) 650-0796

Outstanding Commission

     David Cravidi          Lease                                   Amount
                            Charles River Suites                    $53,439.75

                                   SCHEDULE VI


                                                    Operating Contracts

Type of Service          Vendor                                   Properties                    Start Date     End Date
---------------          ------                                   ----------                    ----------     --------
Cleaning Service      Janitronics Building                        Norfolk Place                 01/01/04       12/31/04
                      Services                                    Dedham Place Office
                                                                  Stony Brook
                                                                  Office Park
                                                                  7/57 Wells Avenue
                                                                  Wells Research Center

Trash Removal         Waste Management of Southshore              Norfolk Place                 01/01/04       12/31/04

                      Waste Management of Massachusetts, Inc.     Stony Brook Office Park      (Automatically renews each year)
                                                                  7/57 Wells Avenue
                                                                  Wells Research Center

Interior Plant        Foliaire                                    Dedham Place Office           No current contract in effect.
Maintenance                                                       7/57 Wells Avenue

Fire Alarm            Assured Fire Alarm Company,Inc.             Norfolk Place                 01/01/04       12/31/04
                                                                  Dedham Place Office
                                                                  7/57 Wells Avenue
                                                                  Wells Research Center

Monitoring            Advanced Alarms, Inc.                       Dedham Place Office           (Automatically renews each year)
                                                                                                (Automatically renews each year)

Security              OCS Protective Services                     Norfolk Place                  01/01/04       12/31/04
                                                                  Dedham Place Office           (Automatically renews each year)
                                                                  Stony Brook Office Park

Landscaping           Garden Clty Landscape Maintenance, Co., Inc.Norfolk Place                  03/25/04       12/01/04
                                                                  Dedham Place Office
                                                                  Stony Brook Office Park
                                                                  201 University Avenue
                                                                  7/57 Wells Avenue
                                                                  Wells Research Center

HVAC                  Accutemp Engineering, Inc.                  Norfolk Place                  01/01/04       12/31/06
                                                                  Dedham Place Office
                                                                  Stony Brook Office Park
                                                                  201 University Avenue
                                                                  7/57 Wells Avenue
                                                                  Wells Research Center

Elevator              Stanley Elevator Company, Inc.              Norfolk Place                  01/01/04       12/31/04
                                                                  Dedham Place Office           (Automatically renews each year)
                                                                  Stony Brook Office Park
                                                                  7/57 Wells Avenue
                                                                  Wells Research Center

                      Otis Elevator Company                       Stony Brook Office Park        01/01/04       12/31/04
                                                                                                (Automatically renews each year)

Generators            FM Emergency Generator, Inc.                Dedham Place Office            08/01/02       07/31/05
                                                                  Stony Brook Office Park
                                                                  Wells Research Center

Building Cafe Subsidy Sodexho Operations, LLC                     Dedham Place                   10/03/03        Annual Renewal
                                                                  Wells Research

Management Agreement  Sodexho Operations, LLC                     Dedham                         11/18/03
                                                                  Stony Brook
                                                                  Wells Research

Management Fees &     Northeast Real Estate                       Norfolk
Payroll                                                           Dedham
                                                                  Stony Brook
                                                                  201 University
                                                                  7/57 Wells
                                                                  Wells Research

Rooftop Management    Tower Resource Management,Inc.              Stony Brook                    03/16/04

Neighbor Agreements
  Porch/house         28 Turner Peter Donovan                     StonyBrook/74 Turner
   improvement
  Signage             Green Realty LLC                            StonyBrook/74 Turner           05/02/03
  Landscape &         Green Realty LLC                            StonyBrook/74 Turner           05/02/03
   Maintenance
Landscape,Maintenance AA Nominee Trust                            StonyBrook/74 Turner           05/01/03
    & Sign


                                  Schedule VII

                             Other Payables Summary

                                  28-Jun-04
-------------------------------------------------------------------------------

                                                       Outstanding
            Contractor                                   Invoices
-------------------------------------------------------------------------------
Property

Stony Brook Office Park

Base Building
    BHA                                                $          -
    Precision Land Surveying                                  3,170
    Initial Tropical Plants                                   1,236
    Spaulding & Slye                                            730
Parking Deck
    BHA
    Haley & Aldrich                                             179
Wachovia
    BHA
    TI Reimbursement                                        636,370

Wells Research Center

Base Building
    Commodore Builders                                      97,466
    Spagnolo Gisness, & Associates                          11,952
    R-Squared Office Panel & Furniture, Inc.                     -
    Techmark Security Integration, Inc.                      2,446
    Beals Associates                                           682
    Robert L. Magee                                            650

 7/57 Wells Avenue

Base Building
    Accutemp Engineering (RTU)                              61,143
    Commodore Builders                                     (75,695)
    Cubellis Associates                                     15,364
    Techmark Security Integration, Inc.                      4,402

Geo-Centers
    Commodore Builders                                      41,155
    Cubellis Associates                                      2,345

Boston Sausage
    Commodore Builders                                      10,016
    Cubellis Associates                                        718

Northeast Real Estate Services
    Commdore Builders                                        4,454
    Cubellis Associates                                        356

The Freeman Firm
    Commodore Builders                                      10,478
    Cubellis Associates                                        526

Churchill Forge
    Commodore Builders                                      13,821
    Cubellis Associates                                        843

333 Elm Street
Base Building
    Meredith and Grew                                        2,609
    ValleyCrest Landscape Development                        5,000
    Cubellis Associates                                        903

Assistance Technologies
    Meredith and Grew                                        4,847

Dedham Place
    ValleyCrest Landscape                                    7,394
    SignWorks                                                    -

201 University
    Cubellis Associates                                      1,174

Other:
    Dan-Cel Company                                            438  Retainage payable
    Interstate Electrical                                      100  Retainage payable
    Accutenp Engineering                                       375  Retainage payable
    Kenneth Castellucci                                      1,486  Retainage payable
    Arent Fox                                               37,196  RCN Bankruptcy
    Bartlett Hackett & Feinberg                              3,346  Lease legal and Stony Brook office expansion
    Goodwin Procter                                          2,207  Lease legal
    Greenbaum Rowe                                             500  Worldcom bankruptcy
    Law Offices of Peter A. Zahka, II, P.C.                  1,000  Norfolk -Assistive Technologies
    Law Offices of Robert E. Connors, Jr.                   10,000  Estimate Stony Brook office expansion
    McManus Schor Asmar & Darden LLP                         2,500  Estimate - Stony Brook - Permitting/Construction
    The Freeman Flan                                         5,000  Estimate - Litigation / Custom Communications
    George N. Heos Jr Attorney at Law                        1,500  Neighbor obligations Stony Brook variance
                                                -----------------
    Total Other Payables                                  932,382
------------------------------------------------------------------
                                  Less: Accutemp          (61,143)
------------------------------------------------------------------
 Net Total Other Payables                                 871,239
------------------------------------------------------------------


                                  Schedule VIII


                                                     List of Operating Payables

                                                                 Payable Dated                                           Payable
   Types of Service                Vendor                       From        To:                  Properties              Amount
   ----------------                ------                       ----        ---                  ----------              ------

Cleaning Service        Janitronics Building Services                                        Norfolk Place            $     7,727
                                                                                             Dedham Place Office      $    12,468
                                                                                             Stony Brook Office Park  $     7,628
                                                                                             7/57 Wells Avenue        $    13,824
                                                                                             Wells Research Center    $    25,478

Trash Removal           Waste Management of Southshore                                       Norfolk Place            $     1,952

                        Waste Management of Massachusetts, Inc.                              Stony Brook Office Park  $     1,174
                                                                                             7/57 Wells Avenue        $     1,880
                                                                16-Apr-04   15-Jun-04        Wells Research Center    $     2,050

Interior Plant          Foilaire                                                             Dedham Place Office      $       120
Maintenance
                                                                                             7/67 Wells Avenue        $       164

Fire Alarm              Assured Fire Alarm Company, Inc.                                     Norfolk Place            $       203
                                                                                             Dedham Place Office      $     1,487
                                                                                             7/57 Wells Avenue        $       497
                                                                                             Wells Research Center    $     2,475

Monitoring              Advanced Alarms, Inc.                                                Dedham Place Office      $       521

Security                OCS Protective SeMcee                                                Norfolk Place            $     1,525
                                                                                             Dedham Place Office      $     2,580
                                                                                             Stony Brook Office Park  $     4,576

Landscaping             Garden City Landscape Maintenance Co., Inc.                          Norfolk Place            $       750
                                                                                             Dedham Place Office      $    10,610
                                                                                             Stony Brook Office Park  $     1,440
                                                                                             201 University Avenue    $     6,075
                                                                                             7/67 Wells Avenue        $       405
                                                                                             Wells Research Center    $    14,295

HVAC                    Aocutemp Engineering, Inc.                                           Norfolk Place            $     2,377
                                                                                             Dedham Place Office      $     7,724
                                                                                             Stony Brook Office Park  $     8,910
                                                                                             201 University Avenue    $     3,265
                                                                                             7/57 Wells Avenue        $     5,401
                        Service Contract                        1-May-04    30-Jun-04        Wells Research Center    $    14,264

                        Additional Work                         31-May-04   31-May-04        Wells Research Center    $     4,351

Elevator                Stanley Elevator Company, Inc.                                       Norfolk Place            $       342
                                                                                             Dedham Place Office      $     2,498
                                                                                             Stony Brook Office Park  $     2,926
                                                                                             7/57 Wells Avenue        $     2,020
                                                                                             Wells Research Center    $     1,986

                        Otis Elevator Company                                                Stony Brook Office Park  $     2,215

Neighbor Agreements     26 Turner - Peter Donovan                                            Stony Brook              $    28,486

                        Other Neighbors                                                      Stony Brook              $    20,000

Building Cafe Subsidy   Sodexho                                 1-Apr-04    31-May-04        Dedham Place             $     4,000

                        Sodexho                                 1-Apr-04    31-May-04        Wells Research           $     4,000

Net Management Fees &   Northeast Real Estate                   3-May-04    25-Jun-04        Norfolk                  $     9,072
  Payroll*                                                      19-Apr-04   25-Jun-04        Dedham                   $    18,226
                                                                3-May-04    25-Jun-04        Stony Brook              $    14,986
                                                                31-May-04   25-Jun-04        201 University           $    20,812
                                                                3-May-04    25-Jun-04        7/57 Wells               $    12,365
                                                                3-May-04    25-Jun-04        Wells Research           $    46,060

Trash Removal           Hilton at Dedham                                                     Dedham                   $     1,661

Generators              FM Emergency Generator, Inc.                                         Dedham Place Office      $       250
                                                                                             Wells Research Center    $       149

Telecom                 Verizon                                 23-Apr-04   22-May-04        Norfolk                  $        50
                                                                23-Apr-04   22-May-04        Dedham                   $       184
                                                                15-May-04   15-Jun-04        Stony Brook              $       171
                                                                5-May-04    4-Jun-04         7/57 Wells               $        25
                                                                4-May-04    5-Jun-04         Wells Research           $        90

Water/Sewer             Dedham Water                            30-Oct-03   29-Jan-04        Norfolk                  $     1,417

                                                                30-Apr-04   31-May-04        Dedham                   $       729
                                                                22-Mar-04   7-Jun-04         201 University           $       399
                        Dubois                                                               Norfolk                  $       194
                                                                                             Dedham                   $       388
                                                                                             Stony Brook              $       388
                                                                                             Wells Research           $       388
                        Newton                                  30-Apr-04   30-Apr-04        Wells Research           $       360

Pest Control            Paramount                                                            Norfolk                  $        90
                                                                                             Dedham                   $       330

Roof Repair             Santos                                                               Norfolk                  $       440
                                                                                             Dedham                   $     2,400
                                                                                             Stony Brook              $     2,200
                                                                                             7/57 Wells               $     5,575
                                                                                             Wells Research           $     1,355

Vinyl                   Ardon Vinyl                                                          Dedham                   $        20

Public Relations        Beckerman                                                            Dedham                   $       934
                                                                                             Stony Brook              $     1,622
                                                                                             Wells Research           $     1,192

Sprinkler System        BISCO                                   3-Jun-04    22-Jun-04        Dedham                   $        65
                                                                                             Stony Brook              $        21

                        Irrigation Des.                                                      Dedham                   $        80

Electrical              D-Tech Electric                         20-Jun-04   20-Jun-04        Dedham                   $     1,050

                        Lawlor Electrical                                                    Stony Brook              $       350
                                                                                             7/57 Wells               $       120

Utilities               NSTAR Electric                          9-Apr-04    9-Jun-04         Norfolk                  $    14,710
                                                                7-May-04    8-Jun-04         Dedham                   $   150,039
                                                                17-May-04   21-Jun-04        Stony Brook              $    18,167
                                                                12-Apr-04   11-May-04        201 University           $    16,299
                                                                28-Apr-04   27-May-04        7/57 Wells               $    20,114
                                                                28-Apr-04   27-May-04        Wells Research           $    30,084

                        Keyspan Energy                          14-May-04   14-Jun-04        Wells Research           $       350

                        NSTAR Gas                               6-Apr-04    7-Jun-04         Dedham                   $       325

Hot Water Heater        RFG Mechanical                                                       Dedham                   $        95
                                                                                             Stony Brook              $     1,100
                                                                                             7/57 Wells               $       510
                                                                                             Wells Research           $       889

Repair and Maintenance  Ultra Construction                                                   Dedham                   $       350
                                                                                             Wells Research           $     1,850

Signage                 Green Realty                                                         Stony Brook              $     1,000

                        Meredith & Grew                                                      Norfolk                  $     1,281
                                                                                             Dedham                   $       508

Parking Lot Repairs     National                                                             Stony Brook              $        27

Locksmith               Superior Key                                                         Stony Brook              $     1,515
                                                                                             7/57 Wells               $       360
                                                                                             Wells Research           $       524

                        Grainger                                                             7/57 Wells               $       280

Delivery Service        DHL Express                                                          7/57 Wells               $        37

Supplies                Home Depot                                                           7/57 Wells               $       239

Fire Extinguisher
 Service                Keane Fire                                                           7/57 Wells               $       314
                                                                                             Wells Research           $       339

Recycling Pickup        Save That                                1-May-04  31-May-04         7/57 Wells               $        80

Satellite TV            DirectTV                                                             Wells Research           $        30
                                                                                                                     ------------
Total                                                                                                                 $   643,240
                                                                                                                     ============

                                                                                               Less: Accutemp              48,291

                                                                                   Net Total Operting Payables        $   596,948


                                   Schedule IX


                                                   Environmental Reports

Property               Report                                                      Performing Company      Date

Norfolk Place           Phase I*                                                          IVI             April-04
                        Phase I                                                          ENSR             September-03

Dedham Place            Phase I*                                                          IVI             April-04
                        Phase I and Subsurface Eval.                                     ENSR             September-03

201 University          Phase I*                                                          IVI             April-04
                        Phase I and Subsurface Eval.                                     ENSR             September-01
                        Method 3 Risk Assessment: Chlordane                              ENSR             September-01
                              Concentrations in soil and indoor air

Stony Brook             Phase I*                                                          IVI              April-04
                        Phase I and '98 ESA                                              ENSR              March-98
                        Asbestos bulk sampling/microbial investigation                    ATC              February-03
                        Asbestos Abatement final report                                   ATC              August-03
                        Mold Remediation                                               MARCOR              September-03
                        Post Remediation Eval.                                            ATC              November-03

Wells Research

                        Phase I*                                                          IVI              April-04
                        Phase I                                                  E Capital RE              January-02
                        Emergency Generator Inspection                                   ENSR              May-02
                        Limited Asbestos-containing Building materials survey             ATC              September-03
                        Post Remediation Microbial Visual                                 ATC              November-03
                                   Inspection and environmental sampling                  ATC              December-03
                        Mold Closeout Package                                          MARCOR              September-03

7/57 Wells              Phase I*                                                          IVI              April-04
                        Phase I                                                          ENSR              February-98
                        Limited Asbestos-containing Building materials survey             ATC              September-03
                        Completed Documentation Package: Mold Remediation              MARCOR              November-03

                        * Report Commissioned by GMAC


                                   SCHEDULE X

                   Additional Closing Documents and Deliveries

1. A Bill of Sale for all personal property on each Property owned by the title holder to each Property, substantially in the form attached hereto and made a part hereof as Exhibit H;

2. Originals of all Leases, Operating Contracts, plans, governmental approvals, and warranties, and all correspondence and credit reports relating to any of the preceding items, to the extent in the possession of the Company, any of the Subsidiaries or any of their respective Affiliates;

3. Written notices signed by the title holder or other appropriate party, addressed to (a) each tenant under the Leases, and (b) each contractor to the Operating Contracts which are to be assigned pursuant to this Agreement, indicating that the relevant Property or Properties have been conveyed to the Saracen Members or the Designee, and that all rights of the title holder or other appropriate party thereunder and in any security deposits have been assigned to the Saracen Members or the Designee;

4. Originals or copies in the possession or control of the Company, any of the Subsidiaries or any of their Affiliates of all warranties, guarantees and operating manuals, if any, with respect to the Properties, including without limitation, any from any contractors, subcontractors, suppliers or material men in connection with any construction, repair or alteration of any of the improvements, systems, personal property or any tenant improvements;

5. Originals or copies of all land use and building permits, certificates of occupancy, licenses, variances and the like relating to the Properties in the possession or control of the Company, any of the Subsidiaries or any of their Affiliates, and originals or copies of all certificates of occupancy for the Properties and all space included within the Properties to the extent in the possession or control of the Company, any of the Subsidiaries or any of their Affiliates; and

6.   All keys to all locks on the Properties.

                                      -2-